Validus Holdings, Ltd.
Investor Financial Supplement – Third Quarter 2017
October 26, 2017

29 Richmond Road
Pembroke, HM 08 Bermuda
Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusholdings.com
Mailing address: Suite 1790 48 Par-la-Ville Road
Hamilton, HM 11 Bermuda

Validus Holdings, Ltd.
Explanatory Notes

Basis of Presentation

•
All financial information contained herein is unaudited however, certain information relating to the years ended December 31, 2016 and 2015 is derived from or agrees to audited financial information. Unless otherwise noted, dollar amounts are in thousands of U.S. dollars, except for share and per share amounts and ratio information. Certain amounts in prior periods have been reclassified to conform to current period presentation.

•
On May 1, 2017, the Company acquired all of the outstanding capital stock of Crop Risk Services ("CRS"), a primary crop insurance managing general agent ("MGA"). For segmental reporting purposes, the results of CRS have been included in the results of the Western World segment as of the date of acquisition. Transaction expenses incurred in relation to the acquisition of CRS are primarily comprised of legal, financial advisory and audit related services.

•
On June 1, 2017, the Company redeemed its investment in one of the lower risk AlphaCat ILS funds. As a result, the Company was no longer deemed to be the primary beneficiary and therefore this fund was deconsolidated effective June 1, 2017.

Non-GAAP Financial Measures

•
In presenting the Company’s results, management has included and discussed certain non-GAAP financial measures. The Company believes that these non-GAAP measures, which may be defined and calculated differently by other companies, better explain and enhance the understanding of the Company’s results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

•
In addition to presenting book value per common share determined in accordance with U.S. GAAP, the Company believes that the following non-GAAP book value financial measures are key financial indicators for evaluating performance and measuring overall growth: book value per diluted common share, book value per diluted common share plus accumulated dividends and tangible book value per diluted common share. A reconciliation of book value per common share, a GAAP financial measure, to the non-GAAP book value financial measures has been included on page 6.

•
In addition to presenting net (loss) income (attributable) available to Validus common shareholders determined in accordance with U.S. GAAP, the Company believes that showing net operating (loss) income (attributable) available to Validus common shareholders, a non-GAAP financial measure, provides investors with a valuable measure of profitability and enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results in a manner similar to how management analyzes the Company’s underlying business performance.

•
Net operating (loss) income (attributable) available to Validus common shareholders, a non-GAAP financial measure, is calculated by the addition or subtraction of certain Consolidated Statement of (Loss) Income line items from net (loss) income (attributable) available to Validus common shareholders, the most directly comparable GAAP financial measure, and measures the performance of the Company’s operations without the influence of gains or losses on investments and foreign currencies and other items as noted in the reconciliation on page 25. The Company excludes these items from its calculation of net operating (loss) income (attributable) available to Validus common shareholders because the amount of these gains and losses is heavily influenced by, and fluctuates in part, according to availability of investment market opportunities and other factors. The Company believes these amounts are largely independent of its core underwriting activities and including them distorts the analysis of trends in its operations. The Company believes the reporting of net operating (loss) income (attributable) available to Validus common shareholders enhances the understanding of results by highlighting the underlying profitability of the Company’s core (re)insurance operations. This profitability is influenced significantly by earned premium growth, adequacy of the Company’s pricing, as well as loss frequency and severity. Over time it is also influenced by the Company’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through its management of acquisition costs and other underwriting expenses.

•
Return on average equity, a GAAP financial measure, and net operating return on average equity, a non-GAAP financial measure, represents the returns generated on common shareholders’ equity during the year and are presented on page 25.

•
The Company also considers underwriting (loss) income to be a measure of profitability that takes into account net premiums earned and other insurance related income as revenue and losses and loss expenses, acquisition costs and underwriting related general and administrative and share compensation expenses as expenses. Underwriting (loss) income is the difference between revenues and expense items. A reconciliation of underwriting (loss) income to net (loss) income (attributable) available to Validus common shareholders, the most comparable U.S. GAAP financial measure, is presented on page 9.

Validus Holdings, Ltd.
Consolidated Financial Highlights
(Expressed in thousands of U.S. Dollars, except share and per share information)

		Three Months Ended					Nine Months Ended
		September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Highlights	Net (loss) income (attributable) available to Validus common shareholders	$(250,446)	$101,095	$94,561	$7,767	$89,844	$(54,790)	$351,617
	Net operating (loss) income (attributable) available to Validus common shareholders (a)	(254,459)	88,466	76,834	58,460	83,040	(89,159)	262,425
	Gross premiums written	523,856	792,902	1,190,857	339,454	372,418	2,507,615	2,309,251
	Net premiums earned	723,208	631,027	575,376	540,399	563,775	1,929,611	1,708,766
	Total assets	14,601,240	13,951,146	12,137,121	11,349,755	11,486,153	14,601,240	11,486,153
	Total shareholders' equity available to Validus common shareholders	3,536,287	3,811,431	3,761,876	3,688,291	3,717,620	3,536,287	3,717,620
	Total shareholders' equity available to Validus	3,936,287	4,211,431	3,911,876	3,838,291	3,867,620	3,936,287	3,867,620

Per share data	(Loss) earnings per basic common share
	Net (loss) income (attributable) available to Validus common shareholders	$(3.17)	$1.28	$1.19	$0.10	$1.12	$(0.69)	$4.31
	Net operating (loss) income (attributable) available to Validus common shareholders (a)	(3.22)	1.12	0.97	0.74	1.04	(1.13)	3.21

	(Loss) earnings per diluted common share
	Net (loss) income (attributable) available to Validus common shareholders	$(3.17)	$1.25	$1.17	$0.10	$1.11	$(0.69)	$4.24
	Net operating (loss) income (attributable) available to Validus common shareholders (a)	(3.22)	1.09	0.95	0.73	1.02	(1.13)	3.16

	Book value per common share	$44.51	$47.93	$47.54	$46.61	$46.80	$44.51	$46.80
	Book value per diluted common share (a)	$43.13	$46.45	$45.88	$44.97	$45.16	$43.13	$45.16
	Change in book value per diluted common share inclusive of dividends (a)	(6.3)%	2.1%	2.9%	0.4%	2.5%	(1.6)%	9.2%

	Book value per diluted common share plus accumulated dividends (a)	$55.83	$58.77	$57.82	$56.53	$56.37	$55.83	$56.37

Financial ratios	Losses and loss expense ratio (b)	173.5%	46.9%	46.9%	50.9%	45.8%	94.3%	46.2%

	Policy acquisition cost ratio	16.0%	18.6%	19.4%	22.4%	20.1%	17.9%	19.2%
	General and administration expense ratio (c)	11.0%	17.0%	16.9%	16.3%	16.5%	14.7%	17.1%
	Expense ratio	27.0%	35.6%	36.3%	38.7%	36.6%	32.6%	36.3%
	Combined ratio (b)	200.5%	82.5%	83.2%	89.6%	82.4%	126.9%	82.5%

	Annualized return on average equity	(27.3)%	10.7%	10.2%	0.8%	9.7%	(2.0)%	12.7%
	Annualized net operating return on average equity (a)	(27.7)%	9.3%	8.3%	6.3%	8.9%	(3.2)%	9.5%
Notes:

(a)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

(b)
Excluding the AlphaCat segment, which includes results attributable to AlphaCat’s third party investors and noncontrolling interests, the loss and combined ratios for the three months ended September 30, 2017 were 110.0% and 138.8%, respectively and 73.5% and 107.7% for the nine months ended September 30, 2017, respectively.

(c)	The general and administrative ratio includes share compensation expenses.

Validus Holdings, Ltd.
Summary Consolidated Balance Sheets
(Expressed in thousands of U.S. Dollars, except share and per share information)

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Assets
Fixed maturity investments trading, at fair value	$5,419,966	$5,418,643	$5,365,216	$5,543,030	$5,576,341	$5,551,586	$5,481,304	$5,510,331	$5,596,403
Short-term investments trading, at fair value	2,993,246	2,871,353	2,785,226	2,796,170	2,481,406	2,369,654	2,108,199	1,941,635	1,731,443
Other investments, at fair value	471,300	448,618	443,004	405,712	394,695	359,526	344,151	336,856	334,667
Investments in investment affiliates, equity method	92,079	103,377	94,697	100,431	99,731	99,278	84,135	87,673	88,134
Cash and cash equivalents	965,630	800,405	623,937	419,976	443,992	568,798	569,774	723,109	412,474
Restricted cash	89,403	195,039	92,547	70,956	113,048	96,022	108,395	73,270	74,002
Total investments and cash	10,031,624	9,837,435	9,404,627	9,336,275	9,109,213	9,044,864	8,695,958	8,672,874	8,237,123
Investments in operating affiliate, equity method	—	—	—	—	—	—	369	392	48,703
Premiums receivable	1,569,374	1,940,637	1,214,745	725,390	939,127	1,372,000	1,176,684	658,682	1,060,923
Deferred acquisition costs	258,078	302,857	292,180	209,227	249,922	283,213	262,675	181,002	224,982
Prepaid reinsurance premiums	207,618	335,837	199,046	77,996	119,805	145,567	181,255	77,992	126,278
Securities lending collateral	2,115	2,514	10,386	9,779	10,629	10,224	9,721	4,863	6,461
Loss reserves recoverable	1,335,016	600,207	451,856	430,421	444,609	442,987	370,689	350,586	385,212
Paid losses recoverable	77,730	35,675	37,837	35,247	36,069	27,648	25,001	23,071	21,681
Income taxes recoverable	9,704	4,763	6,757	4,870	6,879	8,526	7,146	16,228	15,870
Deferred tax asset	52,228	52,655	45,995	43,529	26,015	23,745	27,771	21,661	22,352
Receivable for investments sold	37,493	20,519	9,302	3,901	21,854	13,736	16,278	39,766	15,055
Intangible assets	173,398	175,518	114,176	115,592	117,010	118,426	119,842	121,258	122,676
Goodwill	227,701	227,701	196,758	196,758	196,758	196,758	196,758	196,758	196,758
Accrued investment income	27,976	26,968	25,962	26,488	24,906	24,925	22,298	23,897	23,755
Other assets	591,185	387,860	127,494	134,282	183,357	105,625	92,076	126,782	93,181
Total assets	$14,601,240	$13,951,146	$12,137,121	$11,349,755	$11,486,153	$11,818,244	$11,204,521	$10,515,812	$10,601,010
Liabilities
Reserve for losses and loss expenses	$4,935,637	$3,305,191	$3,052,745	$2,995,195	$3,035,987	$3,122,717	$2,980,300	$2,996,567	$3,172,285
Unearned premiums	1,526,465	1,970,896	1,612,474	1,076,049	1,359,438	1,621,563	1,503,161	966,210	1,281,319
Reinsurance balances payable	527,881	461,261	118,119	54,781	76,429	92,488	96,685	75,380	89,954
Securities lending payable	2,581	2,980	10,852	10,245	11,095	10,690	10,187	5,329	6,927
Deferred tax liability	4,198	4,012	3,818	3,331	3,278	3,552	3,618	3,847	8,921
Payable for investments purchased	84,431	92,077	38,486	29,447	49,435	52,718	76,116	77,475	118,164
Accounts payable and accrued expenses	478,892	385,958	171,134	587,648	144,086	149,593	136,712	627,331	159,440
Notes payable to AlphaCat investors	1,107,618	1,066,159	446,576	278,202	372,730	370,982	323,510	75,493	75,607
Senior notes payable	245,513	245,463	245,412	245,362	245,311	245,261	245,211	245,161	245,111
Debentures payable	538,910	538,400	537,402	537,226	538,168	537,987	538,335	537,668	538,054
Total liabilities	9,452,126	8,072,397	6,237,018	5,817,486	5,835,957	6,207,551	5,913,835	5,610,461	5,695,782
Redeemable noncontrolling interests	1,133,880	1,251,660	1,657,630	1,528,001	1,559,580	1,532,283	1,409,037	1,111,714	1,101,147
Shareholders' equity
Preferred shares	$400,000	$400,000	$150,000	$150,000	$150,000	$150,000	$—	$—	$—
Common shares	28,342	28,339	28,225	28,224	28,223	28,219	28,102	28,100	27,726
Treasury shares	(14,437)	(14,423)	(14,376)	(14,376)	(14,320)	(14,084)	(13,830)	(13,592)	(13,376)
Additional paid-in capital	812,266	807,321	830,346	821,023	827,256	883,701	954,485	1,002,980	1,048,917
Accumulated other comprehensive (loss)	(18,430)	(19,924)	(22,453)	(23,216)	(21,092)	(18,182)	(15,438)	(12,569)	(10,869)
Retained earnings	2,728,546	3,010,118	2,940,134	2,876,636	2,897,553	2,836,602	2,771,107	2,634,056	2,592,567
Total shareholders' equity available to Validus	3,936,287	4,211,431	3,911,876	3,838,291	3,867,620	3,866,256	3,724,426	3,638,975	3,644,965
Noncontrolling interests	78,947	415,658	330,597	165,977	222,996	212,154	157,223	154,662	159,116
Total shareholders' equity	4,015,234	4,627,089	4,242,473	4,004,268	4,090,616	4,078,410	3,881,649	3,793,637	3,804,081
Total liabilities, noncontrolling interests and shareholders' equity	$14,601,240	$13,951,146	$12,137,121	$11,349,755	$11,486,153	$11,818,244	$11,204,521	$10,515,812	$10,601,010

Book value per common share	$44.51	$47.93	$47.54	$46.61	$46.80	$46.01	$45.67	$43.90	$44.45
Book value per diluted common share	$43.13	$46.45	$45.88	$44.97	$45.16	$44.41	$44.00	$42.33	$41.89
Book value per diluted common share plus accumulated dividends	$55.83	$58.77	$57.82	$56.53	$56.37	$55.27	$54.51	$52.49	$51.73

Validus Holdings, Ltd.
Computation of Book Value per Common Share, Book Value per Diluted Common Share and Tangible Book Value per Diluted Common Share
(Expressed in thousands of U.S. Dollars, except share and per share information)

	September 30, 2017			December 31, 2016
	Equity Amount	Common Shares	Per Share Amount (a)	Equity Amount	Common Shares	Per Share Amount (a)
Book value per common share (b)	$3,536,287	79,457,253	$44.51	$3,688,291	79,132,252	$46.61
Non-GAAP Adjustments:
Assumed exercise of outstanding stock options (c)(d)	614	26,136		614	26,136
Unvested restricted shares	—	2,518,217		—	2,868,610
Book value per diluted common share (e)	3,536,901	82,001,606	$43.13	3,688,905	82,026,998	$44.97
Goodwill	(227,701)	—		(196,758)	—
Intangible assets	(173,398)	—		(115,592)	—
Tangible book value per diluted common share (e)	$3,135,802	82,001,606	$38.24	$3,376,555	82,026,998	$41.16

Book value per diluted common share (e)			$43.13			$44.97
Accumulated dividends			12.70			11.56
Book value per diluted common share plus accumulated dividends (e)			$55.83			$56.53
Notes:

(a)	Per share amounts are calculated by dividing the equity amount by the common shares.

(b)	The equity amount used in the calculation of book value per common share represents total shareholders' equity available to Validus excluding the liquidation value of the preferred shares.

(c)	Using the "as-if-converted" method, assuming all proceeds received upon exercise of stock options will be retained by the Company and the resulting common shares from exercise remain outstanding.

(d)	At September 30, 2017, the weighted average exercise price for those stock options that had an exercise price lower than book value per share was $23.48 (December 31, 2016: $23.48).

(e)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

Validus Holdings, Ltd.
Consolidated Statements of Cash Flows
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Cash flows provided by (used in) operating activities
Net (loss) income	$(621,185)	$146,948	$139,336	$37,170	$129,535	$(334,901)	$450,032
Adjustments to reconcile net (loss) income to cash provided by operating activities:
Share compensation expenses	9,443	11,146	9,491	10,442	10,501	30,080	32,465
Loss on deconsolidation of AlphaCat ILS fund	—	402	—	—	—	402	—
Amortization of discount on senior notes	27	27	27	27	27	81	81
(Income) loss from investment and operating affiliates	(1,011)	(9,466)	(5,188)	(2,166)	(453)	(15,665)	4,272
Net realized and change in net unrealized losses (gains) on investments	4,291	(18,595)	(12,184)	58,240	(9,856)	(26,488)	(90,868)
Amortization of intangible assets	2,120	2,579	1,416	1,418	1,416	6,115	4,248
Foreign exchange (gains) losses included in net income	(4,493)	(4,748)	(4,938)	7,628	1,704	(14,179)	(4,585)
Amortization of premium on fixed maturities	4,166	3,476	3,536	4,580	4,671	11,178	13,381
Change in operational balance sheet items, net	857,839	(96,883)	(113,697)	38,268	47,608	647,259	(154,430)
Net cash provided by operating activities	$251,197	$34,886	$17,799	$155,607	$185,153	$303,882	$254,596
Cash flows provided by (used in) investing activities
(Purchases) sales of investments	$(174,373)	$(92,623)	$167,286	$(366,894)	$(182,873)	$(99,710)	$(607,825)
Decrease (increase) in securities lending collateral	399	7,872	(607)	850	(405)	7,664	(5,766)
Distributions (contributions) in investment & operating affiliates, net	12,309	786	10,922	1,466	—	24,017	(15,938)
Decrease (increase) in restricted cash	105,636	(102,492)	(21,591)	42,092	(17,026)	(18,447)	(39,778)
Purchase of subsidiary, net of cash acquired	—	(183,923)	—	—	—	(183,923)	—
Net cash (used in) provided by investing activities	$(56,029)	$(370,380)	$156,010	$(322,486)	$(200,304)	$(270,399)	$(669,307)
Cash flows provided by (used in) financing activities
Net proceeds on issuance of notes payable to AlphaCat investors	$40,903	$196,597	$73,048	$(202)	$1,779	$310,548	$296,527
Net proceeds on issuance of preferred shares	—	241,686	—	—	—	241,686	144,852
Issuance of common shares, net	(162)	(11,794)	(167)	(70)	(246)	(12,123)	(7,631)
Purchases of common shares under share repurchase program	(4,347)	(13,996)	—	(16,660)	(66,932)	(18,343)	(196,015)
Dividends paid on common and preferred shares	(35,956)	(35,397)	(32,295)	(29,927)	(30,192)	(103,648)	(90,153)
(Decrease) increase in securities lending payable	(399)	(7,872)	607	(850)	405	(7,664)	5,766
Third party (redemption) investment in redeemable noncontrolling interest, net	(51,201)	95,463	35,403	11,499	(5,784)	79,665	364,666
Third party (redemption) investment in noncontrolling interest, net	(101,125)	69,965	92,210	—	—	61,050	44,571
Third party subscriptions received (deployed) in AlphaCat Funds and Sidecars	114,500	(27,500)	(144,452)	187,452	(1,400)	(57,452)	(412,736)
Net cash (used in) provided by financing activities	$(37,787)	$507,152	$24,354	$151,242	$(102,370)	$493,719	$149,847
Effect of foreign currency rate changes on cash and cash equivalents	7,844	4,810	5,798	(8,379)	(7,285)	18,452	(14,253)
Net increase (decrease) in cash and cash equivalents	165,225	176,468	203,961	(24,016)	(124,806)	545,654	(279,117)
Cash and cash equivalents - beginning of period	800,405	623,937	419,976	443,992	568,798	419,976	723,109
Cash and cash equivalents - end of period	$965,630	$800,405	$623,937	$419,976	$443,992	$965,630	$443,992

Taxes paid during the period	$2,242	$552	$16	$120	$2,077	$2,810	$5,914
Interest paid during the period	$19,202	$8,113	$19,073	$8,566	$18,520	$46,388	$46,072
Losses paid during the period	$372,706	$236,023	$245,787	$277,422	$345,246	$854,516	$836,980

Validus Holdings, Ltd.
Consolidated Statements of (Loss) Income and Comprehensive (Loss) Income
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Revenues
Gross premiums written	$523,856	$792,902	$1,190,857	$339,454	$372,418	$2,507,615	$2,309,251
Reinsurance premiums ceded	(116,860)	(56,222)	(200,106)	(40,635)	(45,006)	(373,188)	(249,070)
Net premiums written	406,996	736,680	990,751	298,819	327,412	2,134,427	2,060,181
Change in unearned premiums	316,212	(105,653)	(415,375)	241,580	236,363	(204,816)	(351,415)
Net premiums earned	723,208	631,027	575,376	540,399	563,775	1,929,611	1,708,766
Net investment income	44,458	44,241	40,214	38,153	43,514	128,913	112,232
Net realized gains (losses) on investments	906	2,274	(1,164)	9,220	4,397	2,016	6,537
Change in net unrealized (losses) gains on investments	(5,197)	16,321	13,348	(67,460)	5,459	24,472	84,331
Income (loss) from investment affiliates	1,011	9,466	5,188	2,166	453	15,665	(4,249)
Other insurance related income and other income (loss)	3,571	1,339	1,330	568	(610)	6,240	1,627
Foreign exchange (losses) gains	(1,404)	(7,329)	1,569	(901)	(766)	(7,164)	11,765
Total revenues	766,553	697,339	635,861	522,145	616,222	2,099,753	1,921,009
Expenses
Losses and loss expenses	1,254,602	296,149	269,585	275,126	258,394	1,820,336	789,971
Policy acquisition costs	115,590	117,268	111,628	120,889	113,434	344,486	328,593
General and administrative expenses	70,342	96,349	87,924	77,955	82,443	254,615	258,339
Share compensation expenses	9,443	11,146	9,491	10,442	10,501	30,080	32,465
Finance expenses	14,523	14,209	13,943	14,630	14,521	42,675	43,890
Transaction expenses	—	4,427	—	—	—	4,427	—
Total expenses	1,464,500	539,548	492,571	499,042	479,293	2,496,619	1,453,258
(Loss) income before taxes, (loss) from operating affiliate and loss (income) attributable to AlphaCat investors	(697,947)	157,791	143,290	23,103	136,929	(396,866)	467,751
Tax benefit (expense)	2,632	987	3,549	21,147	(1,830)	7,168	(1,418)
(Loss) from operating affiliate	—	—	—	—	—	—	(23)
Loss (income) attributable to AlphaCat investors	74,130	(11,830)	(7,503)	(7,080)	(5,564)	54,797	(16,278)
Net (loss) income	(621,185)	146,948	139,336	37,170	129,535	(334,901)	450,032
Net loss (income) attributable to noncontrolling interests	376,366	(43,650)	(42,572)	(27,200)	(37,439)	290,144	(96,163)
Net (loss) income (attributable) available to Validus	(244,819)	103,298	96,764	9,970	92,096	(44,757)	353,869
Dividends on preferred shares	(5,627)	(2,203)	(2,203)	(2,203)	(2,252)	(10,033)	(2,252)
Net (loss) income (attributable) available to Validus common shareholders	$(250,446)	$101,095	$94,561	$7,767	$89,844	$(54,790)	$351,617

Comprehensive (loss) income
Net (loss) income	$(621,185)	$146,948	$139,336	$37,170	$129,535	$(334,901)	$450,032
Other comprehensive income (loss)
Change in foreign currency translation adjustments	1,481	1,489	597	(3,755)	(1,370)	3,567	(6,685)
Change in minimum pension liability, net of tax	—	1,184	68	221	(1,101)	1,252	(705)
Change in fair value of cash flow hedge	13	(144)	98	1,410	(439)	(33)	(1,133)
Other comprehensive income (loss)	$1,494	$2,529	$763	$(2,124)	$(2,910)	$4,786	$(8,523)
Comprehensive loss (income) attributable to noncontrolling interests	376,366	(43,650)	(42,572)	(27,200)	(37,439)	290,144	(96,163)
Comprehensive (loss) income (attributable) available to Validus	$(243,325)	$105,827	$97,527	$7,846	$89,186	$(39,971)	$345,346

(Loss) earnings per share
Weighted average number of common shares and common share equivalents outstanding
Basic	78,994,335	79,270,561	79,133,671	79,261,409	80,134,394	79,132,856	81,635,496
Diluted	78,994,335	80,872,451	80,739,142	80,621,967	81,244,556	79,132,856	82,938,624

Basic (loss) earnings per share (attributable) available to Validus common shareholders	$(3.17)	$1.28	$1.19	$0.10	$1.12	$(0.69)	$4.31
(Loss) earnings per diluted share (attributable) available to Validus common shareholders	$(3.17)	$1.25	$1.17	$0.10	$1.11	$(0.69)	$4.24

Cash dividends declared per common share	$0.38	$0.38	$0.38	$0.35	$0.35	$1.14	$1.05

Validus Holdings, Ltd.
Consolidated Statements of Operations - Underwriting Income Format
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Underwriting revenues
Gross premiums written	$523,856	$792,902	$1,190,857	$339,454	$372,418	$2,507,615	$2,309,251
Reinsurance premiums ceded	(116,860)	(56,222)	(200,106)	(40,635)	(45,006)	(373,188)	(249,070)
Net premiums written	406,996	736,680	990,751	298,819	327,412	2,134,427	2,060,181
Change in unearned premiums	316,212	(105,653)	(415,375)	241,580	236,363	(204,816)	(351,415)
Net premiums earned	723,208	631,027	575,376	540,399	563,775	1,929,611	1,708,766
Other insurance related income	3,536	1,165	1,236	561	919	5,937	2,400
Total underwriting revenues	726,744	632,192	576,612	540,960	564,694	1,935,548	1,711,166
Underwriting deductions
Losses and loss expenses	1,254,602	296,149	269,585	275,126	258,394	1,820,336	789,971
Policy acquisition costs	115,590	117,268	111,628	120,889	113,434	344,486	328,593
General and administrative expenses	70,342	96,349	87,924	77,955	82,443	254,615	258,339
Share compensation expenses	9,443	11,146	9,491	10,442	10,501	30,080	32,465
Total underwriting deductions	1,449,977	520,912	478,628	484,412	464,772	2,449,517	1,409,368
Underwriting (loss) income (a)	$(723,233)	$111,280	$97,984	$56,548	$99,922	$(513,969)	$301,798
Net investment income	44,458	44,241	40,214	38,153	43,514	128,913	112,232
Finance expenses	(14,523)	(14,209)	(13,943)	(14,630)	(14,521)	(42,675)	(43,890)
Dividends on preferred shares	(5,627)	(2,203)	(2,203)	(2,203)	(2,252)	(10,033)	(2,252)
Tax benefit (expense)	2,164	2,735	4,129	15,284	(1,387)	9,028	6,132
(Loss) from operating affiliate	—	—	—	—	—	—	(23)
Loss (income) attributable to AlphaCat investors	74,130	(11,830)	(7,503)	(7,080)	(5,564)	54,797	(16,278)
Net operating loss (income) attributable to noncontrolling interests	368,172	(41,548)	(41,844)	(27,612)	(36,672)	284,780	(95,294)
Net operating (loss) income (attributable) available to Validus common shareholders (a)	$(254,459)	$88,466	$76,834	$58,460	$83,040	$(89,159)	$262,425
Net realized gains (losses) on investments	906	2,274	(1,164)	9,220	4,397	2,016	6,537
Change in net unrealized (losses) gains on investments	(5,197)	16,321	13,348	(67,460)	5,459	24,472	84,331
Income (loss) from investment affiliates	1,011	9,466	5,188	2,166	453	15,665	(4,249)
Foreign exchange (losses) gains	(1,404)	(7,329)	1,569	(901)	(766)	(7,164)	11,765
Other income (loss)	35	174	94	7	(1,529)	303	(773)
Transaction expenses	—	(4,427)	—	—	—	(4,427)	—
Net loss (income) loss attributable to noncontrolling interests	8,194	(2,102)	(728)	412	(767)	5,364	(869)
Tax benefit (expense)	468	(1,748)	(580)	5,863	(443)	(1,860)	(7,550)
Net (loss) income (attributable) available to Validus common shareholders	$(250,446)	$101,095	$94,561	$7,767	$89,844	$(54,790)	$351,617

Selected ratios:
Ratio of net to gross premiums written	77.7%	92.9%	83.2%	88.0%	87.9%	85.1%	89.2%

Losses and loss expense ratio (b)	173.5%	46.9%	46.9%	50.9%	45.8%	94.3%	46.2%

Policy acquisition cost ratio	16.0%	18.6%	19.4%	22.4%	20.1%	17.9%	19.2%
General and administrative expense ratio (c)	11.0%	17.0%	16.9%	16.3%	16.5%	14.7%	17.1%
Expense ratio	27.0%	35.6%	36.3%	38.7%	36.6%	32.6%	36.3%
Combined ratio (b)	200.5%	82.5%	83.2%	89.6%	82.4%	126.9%	82.5%
Notes:

(a)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

(b)
Excluding the AlphaCat segment, which includes results attributable to AlphaCat’s third party investors and noncontrolling interests, the loss and combined ratios for the three months ended September 30, 2017 were 110.0% and 138.8%, respectively and 73.5% and 107.7% for the nine months ended September 30, 2017, respectively.

(c)	The general and administrative ratio includes share compensation expenses.

Validus Holdings, Ltd.
Computation of Earnings per Share
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended (a)
	September 30, 2017			September 30, 2016
	Net Loss	Net Operating Loss	Comprehensive Loss	Net Income	Net Operating Income	Comprehensive Income
Basic (loss) earnings per share (b)
(Loss) income (attributable) available to Validus common shareholders	$(250,446)	$(254,459)	$(243,325)	$89,844	$83,040	$89,186
Weighted average number of common shares outstanding	78,994,335	78,994,335	78,994,335	80,134,394	80,134,394	80,134,394
Basic (loss) earnings per share (attributable) available to Validus common shareholders	$(3.17)	$(3.22)	$(3.08)	$1.12	$1.04	$1.11

(Loss) earnings per diluted share (c)
(Loss) income (attributable) available to Validus common shareholders	$(250,446)	$(254,459)	$(243,325)	$89,844	$83,040	$89,186

Weighted average number of common shares outstanding	78,994,335	78,994,335	78,994,335	80,134,394	80,134,394	80,134,394
Share equivalents:
Stock options	—	—	—	26,705	26,705	26,705
Unvested restricted shares	—	—	—	1,083,457	1,083,457	1,083,457
Weighted average number of diluted common shares outstanding	78,994,335	78,994,335	78,994,335	81,244,556	81,244,556	81,244,556
(Loss) earnings per diluted share (attributable) available to Validus common shareholders	$(3.17)	$(3.22)	$(3.08)	$1.11	$1.02	$1.10

	Nine Months Ended (a)
	September 30, 2017			September 30, 2016
	Net Loss	Net Operating Loss	Comprehensive Loss	Net Income	Net Operating income	Comprehensive income
Basic (loss) earnings per share (b)
(Loss) income (attributable) available to Validus common shareholders	$(54,790)	$(89,159)	$(39,971)	$351,617	$262,425	$345,346
Weighted average number of common shares outstanding	79,132,856	79,132,856	79,132,856	81,635,496	81,635,496	81,635,496
Basic (loss) earnings per share (attributable) available to Validus common shareholders	$(0.69)	$(1.13)	$(0.51)	$4.31	$3.21	$4.23

(Loss) earnings per diluted share (c)
(Loss) income (attributable) available to Validus common shareholders	$(54,790)	$(89,159)	$(39,971)	$351,617	$262,425	$345,346

Weighted average number of common shares outstanding	79,132,856	79,132,856	79,132,856	81,635,496	81,635,496	81,635,496
Share equivalents:
Stock options	—	—	—	32,126	32,126	32,126
Unvested restricted shares	—	—	—	1,271,002	1,271,002	1,271,002
Weighted average number of diluted common shares outstanding	79,132,856	79,132,856	79,132,856	82,938,624	82,938,624	82,938,624
(Loss) earnings per diluted share (attributable) available to Validus common shareholders	$(0.69)	$(1.13)	$(0.51)	$4.24	$3.16	$4.16
Notes:

(a)
ASC 718 requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of treasury stock repurchases, which is applied against the unvested restricted shares balance.

(b)	(Loss) earnings per basic common share is based on weighted average common shares and excludes any dilutive effects of options and restricted stock.

(c)
(Loss) earnings per diluted common share assumes the exercise of all dilutive stock options and restricted stock grants. Due to the net loss incurred during the three and nine months ended September 30, 2017, share equivalents were not included in the computation of diluted loss per share due to their anti-dilutive effect.

Validus Holdings, Ltd.
Underwriting Income Statement - Validus Re
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Underwriting revenues
Gross premiums written	$153,890	$296,997	$620,522	$38,835	$94,741	$1,071,409	$1,072,219
Reinsurance premiums ceded	(40,988)	(11,387)	(108,813)	94	(15,967)	(161,188)	(111,658)
Net premiums written	112,902	285,610	511,709	38,929	78,774	910,221	960,561
Change in unearned premiums	154,145	(45,003)	(293,297)	185,584	149,705	(184,155)	(241,129)
Net premiums earned	267,047	240,607	218,412	224,513	228,479	726,066	719,432
Other insurance related income (loss)	68	58	78	52	58	204	(107)
Total underwriting revenues	267,115	240,665	218,490	224,565	228,537	726,270	719,325
Underwriting deductions
Losses and loss expenses	347,484	104,685	86,154	98,056	98,425	538,323	313,432
Policy acquisition costs	45,422	47,158	41,256	53,380	42,837	133,836	127,660
General and administrative expenses	12,444	19,274	16,832	20,191	17,528	48,550	52,579
Share compensation expenses	2,606	2,663	2,477	2,663	2,695	7,746	8,371
Total underwriting deductions	407,956	173,780	146,719	174,290	161,485	728,455	502,042
Underwriting (loss) income	$(140,841)	$66,885	$71,771	$50,275	$67,052	$(2,185)	$217,283

Selected ratios:
Ratio of net to gross premiums written	73.4%	96.2%	82.5%	100.2%	83.1%	85.0%	89.6%

Losses and loss expense ratio	130.1%	43.5%	39.4%	43.7%	43.1%	74.1%	43.6%

Policy acquisition cost ratio	17.0%	19.6%	18.9%	23.8%	18.7%	18.4%	17.7%
General and administrative expense ratio (a)	5.7%	9.1%	8.9%	10.1%	8.9%	7.8%	8.5%
Expense ratio	22.7%	28.7%	27.8%	33.9%	27.6%	26.2%	26.2%
Combined ratio	152.8%	72.2%	67.2%	77.6%	70.7%	100.3%	69.8%
Notes:

(a)	The general and administrative ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three months ended - Validus Re
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended September 30, 2017				Three Months Ended September 30, 2016
	Property	Marine	Specialty (a)	Total	Property	Marine	Specialty (a)	Total
Underwriting revenues
Gross premiums written	$117,657	$1,226	$35,007	$153,890	$53,761	$(4,533)	$45,513	$94,741
Reinsurance premiums ceded	(20,455)	(3,824)	(16,709)	(40,988)	(5,357)	(6,021)	(4,589)	(15,967)
Net premiums written	97,202	(2,598)	18,298	112,902	48,404	(10,554)	40,924	78,774
Change in unearned premiums	37,307	27,555	89,283	154,145	45,290	31,711	72,704	149,705
Net premiums earned	134,509	24,957	107,581	267,047	93,694	21,157	113,628	228,479
Other insurance related income				68				58
Total underwriting revenues				267,115				228,537
Underwriting deductions
Losses and loss expenses	248,984	41,953	56,547	347,484	10,024	13,229	75,172	98,425
Policy acquisition costs	18,783	3,551	23,088	45,422	18,138	3,744	20,955	42,837
Total underwriting deductions before G&A	267,767	45,504	79,635	392,906	28,162	16,973	96,127	141,262
Underwriting (loss) income before G&A	$(133,258)	$(20,547)	$27,946	$(125,791)	$65,532	$4,184	$17,501	$87,275
General and administrative expenses				12,444				17,528
Share compensation expenses				2,606				2,695
Total underwriting deductions				407,956				161,485
Underwriting (loss) income				$(140,841)				$67,052

Selected ratios:
Ratio of net to gross premiums written	82.6%	(211.9%)	52.3%	73.4%	90.0%	232.8%	89.9%	83.1%

Losses and loss expense ratio	185.1%	168.1%	52.6%	130.1%	10.7%	62.5%	66.2%	43.1%

Policy acquisition cost ratio	14.0%	14.2%	21.5%	17.0%	19.4%	17.7%	18.4%	18.7%
General and administrative expense ratio (b)				5.7%				8.9%
Expense ratio				22.7%				27.6%
Combined ratio				152.8%				70.7%
Notes:

(a)
Specialty includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and Accident & Health.

(b)	The general and administrative expenses ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Nine months ended - Validus Re
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Nine Months Ended September 30, 2017				Nine Months Ended September 30, 2016
	Property	Marine	Specialty (a)	Total	Property	Marine	Specialty (a)	Total
Underwriting revenues
Gross premiums written	$496,120	$116,331	$458,958	$1,071,409	$462,432	$109,876	$499,911	$1,072,219
Reinsurance premiums ceded	(108,496)	(18,295)	(34,397)	(161,188)	(86,745)	(12,568)	(12,345)	(111,658)
Net premiums written	387,624	98,036	424,561	910,221	375,687	97,308	487,566	960,561
Change in unearned premiums	(59,990)	(19,410)	(104,755)	(184,155)	(74,613)	(10,183)	(156,333)	(241,129)
Net premiums earned	327,634	78,626	319,806	726,066	301,074	87,125	331,233	719,432
Other insurance related income (loss)				204				(107)
Total underwriting revenues				726,270				719,325
Underwriting deductions
Losses and loss expenses	306,021	41,192	191,110	538,323	58,638	40,561	214,233	313,432
Policy acquisition costs	53,607	13,785	66,444	133,836	55,351	13,937	58,372	127,660
Total underwriting deductions before G&A	359,628	54,977	257,554	672,159	113,989	54,498	272,605	441,092
Underwriting (loss) income before G&A	$(31,994)	$23,649	$62,252	$54,111	$187,085	$32,627	$58,628	$278,233
General and administrative expenses				48,550				52,579
Share compensation expenses				7,746				8,371
Total underwriting deductions				728,455				502,042
Underwriting (loss) income				$(2,185)				$217,283

Selected ratios:
Ratio of net to gross premiums written	78.1%	84.3%	92.5%	85.0%	81.2%	88.6%	97.5%	89.6%

Losses and loss expense ratio	93.4%	52.4%	59.8%	74.1%	19.5%	46.6%	64.7%	43.6%

Policy acquisition cost ratio	16.4%	17.5%	20.8%	18.4%	18.4%	16.0%	17.6%	17.7%
General and administrative expense ratio (b)				7.8%				8.5%
Expense ratio				26.2%				26.2%
Combined ratio				100.3%				69.8%
Notes:

(a)
Specialty includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and Accident & Health.

(b)	The general and administrative expenses ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Income Statement - Talbot
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Underwriting revenues
Gross premiums written	$192,883	$262,477	$247,175	$218,644	$189,674	$702,535	$752,058
Reinsurance premiums ceded	(36,462)	(24,977)	(92,824)	(38,233)	(22,877)	(154,263)	(137,496)
Net premiums written	156,421	237,500	154,351	180,411	166,797	548,272	614,562
Change in unearned premiums	23,191	(45,626)	40,714	(5,891)	32,258	18,279	(7,166)
Net premiums earned	179,612	191,874	195,065	174,520	199,055	566,551	607,396
Other insurance related income	692	65	755	66	99	1,512	389
Total underwriting revenues	180,304	191,939	195,820	174,586	199,154	568,063	607,785
Underwriting deductions
Losses and loss expenses	178,440	93,389	106,412	105,675	109,860	378,241	319,271
Policy acquisition costs	41,493	44,305	43,276	42,683	46,488	129,074	134,444
General and administrative expenses	23,069	35,582	38,443	24,550	32,333	97,094	109,929
Share compensation expenses	2,310	3,155	2,827	3,123	3,163	8,292	9,955
Total underwriting deductions	245,312	176,431	190,958	176,031	191,844	612,701	573,599
Underwriting (loss) income	$(65,008)	$15,508	$4,862	$(1,445)	$7,310	$(44,638)	$34,186

Selected ratios:
Ratio of net to gross premiums written	81.1%	90.5%	62.4%	82.5%	87.9%	78.0%	81.7%

Losses and loss expense ratio	99.3%	48.7%	54.6%	60.6%	55.2%	66.8%	52.6%

Policy acquisition cost ratio	23.1%	23.1%	22.2%	24.5%	23.4%	22.8%	22.1%
General and administrative expense ratio (a)	14.2%	20.2%	21.1%	15.8%	17.8%	18.5%	19.7%
Expense ratio	37.3%	43.3%	43.3%	40.3%	41.2%	41.3%	41.8%
Combined ratio	136.6%	92.0%	97.9%	100.9%	96.4%	108.1%	94.4%
Notes:

(a)	The general and administrative ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three months ended - Talbot
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended September 30, 2017				Three Months Ended September 30, 2016
	Property (a)	Marine	Specialty (b)	Total	Property (a)	Marine	Specialty (b)	Total
Underwriting revenues
Gross premiums written	$68,848	$39,167	$84,868	$192,883	$64,301	$48,093	$77,280	$189,674
Reinsurance premiums ceded	(25,972)	(2,626)	(7,864)	(36,462)	(12,497)	(352)	(10,028)	(22,877)
Net premiums written	42,876	36,541	77,004	156,421	51,804	47,741	67,252	166,797
Change in unearned premiums	5,005	15,017	3,169	23,191	5,465	16,495	10,298	32,258
Net premiums earned	47,881	51,558	80,173	179,612	57,269	64,236	77,550	199,055
Other insurance related income				692				99
Total underwriting revenues				180,304				199,154
Underwriting deductions
Losses and loss expenses	99,156	52,474	26,810	178,440	40,330	38,076	31,454	109,860
Policy acquisition costs	9,520	12,346	19,627	41,493	10,476	17,680	18,332	46,488
Total underwriting deductions before G&A	108,676	64,820	46,437	219,933	50,806	55,756	49,786	156,348
Underwriting (loss) income before G&A	$(60,795)	$(13,262)	$33,736	$(39,629)	$6,463	$8,480	$27,764	$42,806
General and administrative expenses				23,069				32,333
Share compensation expenses				2,310				3,163
Total underwriting deductions				245,312				191,844
Underwriting (loss) income				$(65,008)				$7,310

Selected ratios:
Ratio of net to gross premiums written	62.3%	93.3%	90.7%	81.1%	80.6%	99.3%	87.0%	87.9%

Losses and loss expense ratio	207.1%	101.8%	33.4%	99.3%	70.4%	59.3%	40.6%	55.2%

Policy acquisition cost ratio	19.9%	23.9%	24.5%	23.1%	18.3%	27.5%	23.6%	23.4%
General and administrative expense ratio (c)				14.2%				17.8%
Expense ratio				37.3%				41.2%
Combined ratio				136.6%				96.4%
Notes:

(a)	Property includes Downstream Energy and Power.

(b)	Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political Lines includes War, Political Risk and Political Violence.

(c)	The general and administrative expenses ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Nine months ended - Talbot
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Nine Months Ended September 30, 2017				Nine Months Ended September 30, 2016
	Property (a)	Marine	Specialty (b)	Total	Property (a)	Marine	Specialty (b)	Total
Underwriting revenues
Gross premiums written	$230,633	$190,793	$281,109	$702,535	$245,714	$222,305	$284,039	$752,058
Reinsurance premiums ceded	(80,129)	(22,752)	(51,382)	(154,263)	(66,286)	(26,453)	(44,757)	(137,496)
Net premiums written	150,504	168,041	229,727	548,272	179,428	195,852	239,282	614,562
Change in unearned premiums	7,967	951	9,361	18,279	(6,304)	12,177	(13,039)	(7,166)
Net premiums earned	158,471	168,992	239,088	566,551	173,124	208,029	226,243	607,396
Other insurance related income				1,512				389
Total underwriting revenues				568,063				607,785
Underwriting deductions
Losses and loss expenses	176,290	82,791	119,160	378,241	96,641	114,105	108,525	319,271
Policy acquisition costs	28,694	41,610	58,770	129,074	27,950	53,777	52,717	134,444
Total underwriting deductions before G&A	204,984	124,401	177,930	507,315	124,591	167,882	161,242	453,715
Underwriting (loss) income before G&A	$(46,513)	$44,591	$61,158	$60,748	$48,533	$40,147	$65,001	$154,070
General and administrative expenses				97,094				109,929
Share compensation expenses				8,292				9,955
Total underwriting deductions				612,701				573,599
Underwriting (loss) income				$(44,638)				$34,186

Selected ratios:
Ratio of net to gross premiums written	65.3%	88.1%	81.7%	78.0%	73.0%	88.1%	84.2%	81.7%

Losses and loss expense ratio	111.2%	49.0%	49.8%	66.8%	55.8%	54.9%	48.0%	52.6%

Policy acquisition cost ratio	18.1%	24.6%	24.6%	22.8%	16.1%	25.9%	23.3%	22.1%
General and administrative expense ratio (c)				18.5%				19.7%
Expense ratio				41.3%				41.8%
Combined ratio				108.1%				94.4%
Notes:

(a)	Property includes Downstream Energy and Power.

(b)	Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political Lines includes War, Political Risk and Political Violence.

(c)	The general and administrative expenses ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Income Statement - Western World
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Underwriting revenues
Gross premiums written	$156,517	$131,068	$172,043	$87,030	$85,260	$459,628	$236,190
Reinsurance premiums ceded	(43,207)	(23,180)	(5,618)	(7,287)	(6,202)	(72,005)	(15,347)
Net premiums written	113,310	107,888	166,425	79,743	79,058	387,623	220,843
Change in unearned premiums	61,603	22,806	(69,153)	(4,464)	(8,260)	15,256	(22,890)
Net premiums earned	174,913	130,694	97,272	75,279	70,798	402,879	197,953
Other insurance related income	662	663	241	216	219	1,566	696
Total underwriting revenues	175,575	131,357	97,513	75,495	71,017	404,445	198,649
Underwriting deductions
Losses and loss expenses	157,709	97,008	74,925	54,189	45,748	329,642	129,623
Policy acquisition costs	20,721	19,230	20,236	17,738	17,094	60,187	46,704
General and administrative expenses	21,553	18,316	10,754	9,576	10,171	50,623	33,704
Share compensation expenses	354	609	692	718	702	1,655	1,825
Total underwriting deductions	200,337	135,163	106,607	82,221	73,715	442,107	211,856
Underwriting (loss)	$(24,762)	$(3,806)	$(9,094)	$(6,726)	$(2,698)	$(37,662)	$(13,207)

Selected ratios:
Ratio of net to gross premiums written	72.4%	82.3%	96.7%	91.6%	92.7%	84.3%	93.5%

Losses and loss expense ratio	90.2%	74.2%	77.0%	72.0%	64.6%	81.8%	65.5%

Policy acquisition cost ratio	11.8%	14.7%	20.8%	23.5%	24.1%	14.9%	23.6%
General and administrative expense ratio (a)	12.5%	14.5%	11.8%	13.7%	15.4%	13.0%	17.9%
Expense ratio	24.3%	29.2%	32.6%	37.2%	39.5%	27.9%	41.5%
Combined ratio	114.5%	103.4%	109.6%	109.2%	104.1%	109.7%	107.0%
Notes:

(a)	The general and administrative ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three months ended - Western World
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended September 30, 2017				Three Months Ended September 30, 2016
	Property	Liability (a)	Specialty (b)	Total	Property	Liability (a)	Specialty (b)	Total
Underwriting revenues
Gross premiums written	$36,359	$68,358	$51,800	$156,517	$23,757	$61,503	$—	$85,260
Reinsurance premiums ceded	(22,466)	(1,793)	(18,948)	(43,207)	(2,688)	(3,514)	—	(6,202)
Net premiums written	13,893	66,565	32,852	113,310	21,069	57,989	—	79,058
Change in unearned premiums	800	(5,102)	65,905	61,603	(4,371)	(3,889)	—	(8,260)
Net premiums earned	14,693	61,463	98,757	174,913	16,698	54,100	—	70,798
Other insurance related income				662				219
Total underwriting revenues				175,575				71,017
Underwriting deductions
Losses and loss expenses	29,086	43,784	84,839	157,709	9,604	36,144	—	45,748
Policy acquisition costs	6,672	14,062	(13)	20,721	4,382	12,712	—	17,094
Total underwriting deductions before G&A	35,758	57,846	84,826	178,430	13,986	48,856	—	62,842
Underwriting (loss) income before G&A	$(21,065)	$3,617	$13,931	$(2,855)	$2,712	$5,244	$—	$8,175
General and administrative expenses				21,553				10,171
Share compensation expenses				354				702
Total underwriting deductions				200,337				73,715
Underwriting (loss)				$(24,762)				$(2,698)

Selected ratios:
Ratio of net to gross premiums written	38.2%	97.4%	63.4%	72.4%	88.7%	94.3%	—%	92.7%

Losses and loss expense ratio	198.0%	71.2%	85.9%	90.2%	57.5%	66.8%	—%	64.6%

Policy acquisition cost ratio	45.4%	22.9%	—%	11.8%	26.2%	23.5%	—%	24.1%
General and administrative expense ratio (c)				12.5%				15.4%
Expense ratio				24.3%				39.5%
Combined ratio				114.5%				104.1%
Notes:

(a)	Liability includes general liability, professional liability, products liability and miscellaneous malpractice.

(b)	Specialty includes agriculture premiums written through CRS.

(c)	The general and administrative expenses ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Nine months ended - Western World
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Nine Months Ended September 30, 2017				Nine Months Ended September 30, 2016
	Property	Liability (a)	Specialty (b)	Total	Property	Liability (a)	Specialty (b)	Total
Underwriting revenues
Gross premiums written	$103,462	$196,128	$160,038	$459,628	$65,401	$170,789	$—	$236,190
Reinsurance premiums ceded	(32,821)	(3,285)	(35,899)	(72,005)	(6,395)	(8,952)	—	(15,347)
Net premiums written	70,641	192,843	124,139	387,623	59,006	161,837	—	220,843
Change in unearned premiums	(12,756)	(17,436)	45,448	15,256	(15,936)	(6,954)	—	(22,890)
Net premiums earned	57,885	175,407	169,587	402,879	43,070	154,883	—	197,953
Other insurance related income				1,566				696
Total underwriting revenues				404,445				198,649
Underwriting deductions
Losses and loss expenses	55,665	125,536	148,441	329,642	28,835	100,788	—	129,623
Policy acquisition costs	18,714	39,522	1,951	60,187	10,665	36,039	—	46,704
Total underwriting deductions before G&A	74,379	165,058	150,392	389,829	39,500	136,827	—	176,327
Underwriting (loss) income before G&A	$(16,494)	$10,349	$19,195	$14,616	$3,570	$18,056	$—	$22,322
General and administrative expenses				50,623				33,704
Share compensation expenses				1,655				1,825
Total underwriting deductions				442,107				211,856
Underwriting (loss)				$(37,662)				$(13,207)

Selected ratios:
Ratio of net to gross premiums written	68.3%	98.3%	77.6%	84.3%	90.2%	94.8%	—%	93.5%

Losses and loss expense ratio	96.2%	71.6%	87.5%	81.8%	66.9%	65.1%	—%	65.5%

Policy acquisition cost ratio	32.3%	22.5%	1.2%	14.9%	24.8%	23.3%	—%	23.6%
General and administrative expense ratio (c)				13.0%				17.9%
Expense ratio				27.9%				41.5%
Combined ratio				109.7%				107.0%
Notes:

(a)	Liability includes general liability, professional liability, products liability and miscellaneous malpractice.

(b)	Specialty includes agriculture premiums written through CRS.

(c)	The general and administrative expenses ratio includes share compensation expenses.

Validus Holdings, Ltd.
AlphaCat Managers Segment Information
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Fee revenues
Third party	$5,095	$5,549	$4,644	$3,928	$7,025	$15,288	$14,843
Related party	457	644	631	737	1,373	1,732	2,592
Total fee revenues	5,552	6,193	5,275	4,665	8,398	17,020	17,435
Expenses
General and administrative expenses	2,929	3,549	3,844	2,676	3,324	10,322	7,557
Share compensation expenses	183	83	82	82	(107)	348	167
Finance expenses	32	44	31	33	31	107	914
Tax (benefit) expense	(65)	135	(1)	90	—	69	—
Foreign exchange losses (gains)	7	1	(1)	2	5	7	17
Total expenses	3,086	3,812	3,955	2,883	3,253	10,853	8,655
Income before investment (loss) income from AlphaCat Funds and Sidecars	2,466	2,381	1,320	1,782	5,145	6,167	8,780
Investment (loss) income from AlphaCat Funds and Sidecars (a)
AlphaCat Sidecars	201	(21)	(112)	14	(72)	68	593
AlphaCat ILS Funds - Lower Risk (b)	(7,553)	1,301	2,189	1,998	2,321	(4,063)	6,903
AlphaCat ILS Funds - Higher Risk (b)	(21,816)	2,600	2,367	1,864	2,479	(16,849)	5,607
BetaCat ILS Funds	(922)	263	368	644	1,303	(291)	2,979
PaCRe	—	—	—	—	—	—	(23)
Validus' share of investment (loss) income from AlphaCat Funds and Sidecars	(30,090)	4,143	4,812	4,520	6,031	(21,135)	16,059
Validus' share of AlphaCat (loss) income	$(27,624)	$6,524	$6,132	$6,302	$11,176	$(14,968)	$24,839

Gross premiums written
AlphaCat Sidecars	$—	$—	$66	$(163)	$(112)	$66	$(178)
AlphaCat ILS Funds - Lower Risk (b)	10,979	53,632	52,908	(19)	2,049	117,519	112,241
AlphaCat ILS Funds - Higher Risk (b)	16,275	43,672	93,536	(105)	1,797	153,483	140,127
AlphaCat Direct (c)	(41)	8,378	18,416	23	679	26,753	18,476
Total	$27,213	$105,682	$164,926	$(264)	$4,413	$297,821	$270,666
Notes:

(a)	The investment (loss) income from AlphaCat funds and sidecars is based on equity accounting.

(b)
Lower risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of less than 7%, whereas higher risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of greater than 7%. Expected loss represents the average annual loss over the set of simulation scenarios divided by the total limit.

(c)	AlphaCat Direct includes direct investments from a third party investor in AlphaCat Reinsurance Ltd.

Validus Holdings, Ltd.
AlphaCat Assets Under Management
(Expressed in thousands of U.S. Dollars, except share and per share information)

	As at
	October 1, 2017	July 1, 2017	April 1, 2017	January 1, 2017	October 1, 2016
Assets Under Management - Related Party (a)
AlphaCat Sidecars	$5,608	$5,686	$5,656	$7,729	$7,922
AlphaCat ILS Funds - Lower Risk	75,492	79,808	125,098	124,297	181,744
AlphaCat ILS Funds - Higher Risk	62,566	84,663	86,679	83,881	81,636
AlphaCat Direct	—	—	—	—	—
BetaCat ILS Funds	24,084	25,000	27,062	26,808	51,160
Total	$167,750	$195,157	$244,495	$242,715	$322,462

Assets Under Management - Third Party (a)
AlphaCat Sidecars	$20,459	$20,590	$20,422	$28,829	$29,603
AlphaCat ILS Funds - Lower Risk	1,317,417	1,309,377	1,302,337	1,257,287	1,276,874
AlphaCat ILS Funds - Higher Risk	687,674	896,639	790,734	738,813	612,456
AlphaCat Direct	546,226	534,555	457,744	444,668	373,659
BetaCat ILS Funds	120,391	118,493	87,375	29,000	—
Total	$2,692,167	$2,879,654	$2,658,612	$2,498,597	$2,292,592
Total Assets Under Management	$2,859,917	$3,074,811	$2,903,107	$2,741,312	$2,615,054
Notes:

(a)	The Company’s assets under management are based on NAV and are represented by investments made by related parties and third parties in the feeder funds and on a direct basis.

Validus Holdings, Ltd.
Corporate and Investments
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Managed investments
Managed net investment income (a)	$37,091	$38,063	$36,192	$35,875	$41,071	$111,346	$105,843
Net realized gains (losses) on managed investments (a)	903	2,269	(2,892)	9,166	4,080	280	5,514
Change in net unrealized gains (losses) on managed investments (a)	941	15,942	14,349	(67,676)	4,652	31,232	81,782
Income (loss) from investment affiliates	1,011	9,466	5,188	2,166	453	15,665	(4,249)
Total managed investment return	$39,946	$65,740	$52,837	$(20,469)	$50,256	$158,523	$188,890

Corporate expenses
General and administrative expenses	$9,539	$18,847	$17,177	$19,973	$18,221	$45,563	$52,276
Share compensation expenses	3,990	4,636	3,413	3,856	4,048	12,039	12,147
Finance expenses (a)	14,449	14,149	13,864	14,546	14,317	42,462	42,637
Dividends on preferred shares	5,627	2,203	2,203	2,203	2,252	10,033	2,252
Tax (benefit) expense (a)	(2,567)	(1,122)	(3,548)	(21,237)	1,830	(7,237)	1,418
Total Corporate expenses	$31,038	$38,713	$33,109	$19,341	$40,668	$102,860	$110,730

Other items
Foreign exchange (losses) gains (a)	(1,495)	(7,323)	1,103	(850)	(1,067)	(7,715)	11,628
Other income (loss)	35	174	94	7	(1,529)	303	(773)
Transaction expenses	—	(4,427)	—	—	—	(4,427)	—
Total other items	$(1,460)	$(11,576)	$1,197	$(843)	$(2,596)	$(11,839)	$10,855
Total Corporate and Investments	$7,448	$15,451	$20,925	$(40,653)	$6,992	$43,824	$89,015
Notes:

(a)	These items exclude the components which are included in Validus' share of AlphaCat and amounts which are consolidated from variable interest entities.

Validus Holdings, Ltd.
Segment Reconciliation - Three months ended
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended September 30, 2017
	Validus Re Segment	Talbot Segment	Western World Segment	AlphaCat & Consolidated Variable Interest Entities	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$153,890	$192,883	$156,517	$27,213	$—	$(6,647)	$523,856
Reinsurance premiums ceded	(40,988)	(36,462)	(43,207)	(2,850)	—	6,647	(116,860)
Net premiums written	112,902	156,421	113,310	24,363	—	—	406,996
Change in unearned premiums	154,145	23,191	61,603	77,273	—	—	316,212
Net premiums earned	267,047	179,612	174,913	101,636	—	—	723,208
Other insurance related income	68	692	662	6,083	—	(3,969)	3,536
Total underwriting revenues	267,115	180,304	175,575	107,719	—	(3,969)	726,744
Underwriting deductions
Losses and loss expenses	347,484	178,440	157,709	570,969	—	—	1,254,602
Policy acquisition costs	45,422	41,493	20,721	8,314	—	(360)	115,590
General and administrative expenses	12,444	23,069	21,553	7,687	9,539	(3,950)	70,342
Share compensation expenses	2,606	2,310	354	183	3,990	—	9,443
Total underwriting deductions	407,956	245,312	200,337	587,153	13,529	(4,310)	1,449,977
Underwriting (loss)	$(140,841)	$(65,008)	$(24,762)	$(479,434)	$(13,529)	$341	$(723,233)
Net investment return (a)	—	—	—	1,232	39,946	—	41,178
Other items (b)	—	—	—	82	(18,969)	—	(18,887)
Loss attributable to AlphaCat investors	—	—	—	74,130	—	—	74,130
Net loss attributable to noncontrolling interests	—	—	—	376,366	—	—	376,366
Segmental (loss)	(140,841)	(65,008)	(24,762)	(27,624)	7,448	341
Net loss attributable to Validus common shareholders							$(250,446)
	Three Months Ended September 30, 2016
	Validus Re Segment	Talbot Segment	Western World Segment	AlphaCat & Consolidated Variable Interest Entities	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$94,741	$189,674	$85,260	$4,413	$—	$(1,670)	$372,418
Reinsurance premiums ceded	(15,967)	(22,877)	(6,202)	(1,630)	—	1,670	(45,006)
Net premiums written	78,774	166,797	79,058	2,783	—	—	327,412
Change in unearned premiums	149,705	32,258	(8,260)	62,660	—	—	236,363
Net premiums earned	228,479	199,055	70,798	65,443	—	—	563,775
Other insurance related income	58	99	219	8,656	—	(8,113)	919
Total underwriting revenues	228,537	199,154	71,017	74,099	—	(8,113)	564,694
Underwriting deductions
Losses and loss expenses	98,425	109,860	45,748	4,361	—	—	258,394
Policy acquisition costs	42,837	46,488	17,094	7,075	—	(60)	113,434
General and administrative expenses	17,528	32,333	10,171	12,255	18,221	(8,065)	82,443
Share compensation expenses	2,695	3,163	702	(107)	4,048	—	10,501
Total underwriting deductions	161,485	191,844	73,715	23,584	22,269	(8,125)	464,772
Underwriting income (loss)	$67,052	$7,310	$(2,698)	$50,515	$(22,269)	$12	$99,922
Net investment return (a)	—	—	—	3,567	50,256	—	53,823
Other items (b)	—	—	—	97	(20,995)	—	(20,898)
(Income) attributable to AlphaCat investors	—	—	—	(5,564)	—	—	(5,564)
Net (income) attributable to noncontrolling interests	—	—	—	(37,439)	—	—	(37,439)
Segmental income (loss)	67,052	7,310	(2,698)	11,176	6,992	12
Net income available to Validus common shareholders							$89,844
Notes:

(a)	Net investment return includes net investment income, net realized and change in net unrealized gains (losses) on investments and income (loss) from investment affiliates.

(b)
Other items includes finance expenses, transaction expenses, dividends on preferred shares, tax benefit (expense), foreign exchange gains (losses), loss from operating affiliate and other income (loss).

Validus Holdings, Ltd.
Segment Reconciliation - Nine months ended
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Nine Months Ended September 30, 2017
	Validus Re Segment	Talbot Segment	Western World Segment	AlphaCat & Consolidated Variable Interest Entities	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$1,071,409	$702,535	$459,628	$297,821	$—	$(23,778)	$2,507,615
Reinsurance premiums ceded	(161,188)	(154,263)	(72,005)	(9,510)	—	23,778	(373,188)
Net premiums written	910,221	548,272	387,623	288,311	—	—	2,134,427
Change in unearned premiums	(184,155)	18,279	15,256	(54,196)	—	—	(204,816)
Net premiums earned	726,066	566,551	402,879	234,115	—	—	1,929,611
Other insurance related income	204	1,512	1,566	17,118	—	(14,463)	5,937
Total underwriting revenues	726,270	568,063	404,445	251,233	—	(14,463)	1,935,548
Underwriting deductions
Losses and loss expenses	538,323	378,241	329,642	574,130	—	—	1,820,336
Policy acquisition costs	133,836	129,074	60,187	22,380	—	(991)	344,486
General and administrative expenses	48,550	97,094	50,623	27,096	45,563	(14,311)	254,615
Share compensation expenses	7,746	8,292	1,655	348	12,039	—	30,080
Total underwriting deductions	728,455	612,701	442,107	623,954	57,602	(15,302)	2,449,517
Underwriting (loss)	$(2,185)	$(44,638)	$(37,662)	$(372,721)	$(57,602)	$839	$(513,969)
Net investment return (a)	—	—	—	12,543	158,523	—	171,066
Other items (b)	—	—	—	269	(57,097)	—	(56,828)
Loss attributable to AlphaCat investors	—	—	—	54,797	—	—	54,797
Net loss attributable to noncontrolling interests	—	—	—	290,144	—	—	290,144
Segmental (loss)	(2,185)	(44,638)	(37,662)	(14,968)	43,824	839
Net loss attributable to Validus common shareholders							$(54,790)
	Nine Months Ended September 30, 2016
	Validus Re Segment	Talbot Segment	Western World Segment	AlphaCat & Consolidated Variable Interest Entities	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$1,072,219	$752,058	$236,190	$270,666	$—	$(21,882)	$2,309,251
Reinsurance premiums ceded	(111,658)	(137,496)	(15,347)	(6,451)	—	21,882	(249,070)
Net premiums written	960,561	614,562	220,843	264,215	—	—	2,060,181
Change in unearned premiums	(241,129)	(7,166)	(22,890)	(80,230)	—	—	(351,415)
Net premiums earned	719,432	607,396	197,953	183,985	—	—	1,708,766
Other insurance related (loss) income	(107)	389	696	17,722	—	(16,300)	2,400
Total underwriting revenues	719,325	607,785	198,649	201,707	—	(16,300)	1,711,166
Underwriting deductions
Losses and loss expenses	313,432	319,271	129,623	27,645	—	—	789,971
Policy acquisition costs	127,660	134,444	46,704	19,762	—	23	328,593
General and administrative expenses	52,579	109,929	33,704	26,272	52,276	(16,421)	258,339
Share compensation expenses	8,371	9,955	1,825	167	12,147	—	32,465
Total underwriting deductions	502,042	573,599	211,856	73,846	64,423	(16,398)	1,409,368
Underwriting income (loss)	$217,283	$34,186	$(13,207)	$127,861	$(64,423)	$98	$301,798
Net investment return (a)	—	—	—	10,558	188,890	(597)	198,851
Other items (b)	—	—	—	(1,139)	(35,452)	—	(36,591)
(Income) attributable to AlphaCat investors	—	—	—	(16,278)	—	—	(16,278)
Net (income) attributable to noncontrolling interest	—	—	—	(96,163)	—	—	(96,163)
Segmental income (loss)	217,283	34,186	(13,207)	24,839	89,015	(499)
Net income available to Validus common shareholders							$351,617
Notes:

(a)	Net investment return includes net investment income, net realized and change in net unrealized gains (losses) on investments and income (loss) from investment affiliates.

(b)
Other items includes finance expenses, transaction expenses, dividends on preferred shares, tax benefit (expense), foreign exchange gains (losses), loss from operating affiliate and other income (loss).

Validus Holdings, Ltd.
Non-GAAP Financial Measure Reconciliation
Net Operating (Loss) Income (attributable) available to Validus Common Shareholders, Net Operating (Loss) Income per diluted share (attributable) available to Validus Common Shareholders and Annualized Net Operating Return on Average Equity
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Net (loss) income (attributable) available to Validus common shareholders	$(250,446)	$89,844	$(54,790)	$351,617
Non-GAAP Adjustments:
Net realized gains on investments	(906)	(4,397)	(2,016)	(6,537)
Change in net unrealized losses (gains) on investments	5,197	(5,459)	(24,472)	(84,331)
(Income) loss from investment affiliates	(1,011)	(453)	(15,665)	4,249
Foreign exchange losses (gains)	1,404	766	7,164	(11,765)
Other (income) loss	(35)	1,529	(303)	773
Transaction expenses	—	—	4,427	—
Net (loss) income attributable to noncontrolling interests	(8,194)	767	(5,364)	869
Tax (benefit) expense (a)	(468)	443	1,860	7,550
Net operating (loss) income (attributable) available to Validus common shareholders (b)	$(254,459)	$83,040	$(89,159)	$262,425

(Loss) earnings per diluted share (attributable) available to Validus common shareholders	$(3.17)	$1.11	$(0.69)	$4.24
Non-GAAP Adjustments:
Net realized gains on investments	(0.01)	(0.06)	(0.03)	(0.08)
Change in net unrealized losses (gains) on investments	0.06	(0.07)	(0.31)	(1.02)
(Income) loss from investment affiliates	(0.01)	(0.01)	(0.20)	0.05
Foreign exchange losses (gains)	0.02	0.01	0.09	(0.14)
Other (income) loss	—	0.02	—	0.01
Transaction expenses	—	—	0.06	—
Net (loss) income attributable to noncontrolling interests	(0.10)	0.01	(0.07)	0.01
Tax (benefit) expense (a)	(0.01)	0.01	0.02	0.09
Net operating (loss) income per diluted share (attributable) available to Validus common shareholders (b)	$(3.22)	$1.02	$(1.13)	$3.16

Average shareholders' equity available to Validus common shareholders (c)	$3,673,859	$3,716,938	$3,699,471	$3,699,319

Annualized return on average equity	(27.3%)	9.7%	(2.0%)	12.7%
Annualized net operating return on average equity (b)	(27.7%)	8.9%	(3.2%)	9.5%
Notes:

(a)
Represents the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates to. The tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize tax losses carried forward.

(b)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

(c)
Average shareholders’ equity for the three months ended is the average of the beginning and ending quarter end shareholders’ equity balances, excluding the liquidation value of the preferred shares. Average shareholders’ equity for the nine months ended is the average of the beginning, ending and intervening quarter end shareholders’ equity balances, excluding the liquidation value of the preferred shares.

Validus Holdings, Ltd.
Consolidated Class of Business Policy Type Detail - Gross Premiums Written
(Expressed in thousands of U.S. Dollars, except share and per share information)

		Three Months Ended				Nine Months Ended
		September 30, 2017		September 30, 2016		September 30, 2017		September 30, 2016
Line of business	Treaty type	Gross premiums written	%	Gross premiums written	%	Gross premiums written	%	Gross premiums written	%
Property	Treaty Reinsurance	$143,237	27.3%	$61,640	16.6%	$805,009	32.1%	$749,172	32.4%
	Facultative Reinsurance	29,699	5.7%	31,088	8.3%	91,945	3.7%	99,162	4.3%
	Direct Insurance	65,172	12.4%	51,740	13.9%	200,307	8.0%	175,749	7.6%
		238,108	45.4%	144,468	38.8%	1,097,261	43.8%	1,024,083	44.3%

Marine	Treaty Reinsurance	2,671	0.5%	(3,290)	(0.9%)	141,431	5.6%	139,678	6.0%
	Facultative Reinsurance	8,651	1.7%	12,112	3.3%	58,148	2.3%	60,652	2.6%
	Direct Insurance	29,005	5.5%	35,204	9.5%	104,079	4.2%	126,248	5.5%
		40,327	7.7%	44,026	11.9%	303,658	12.1%	326,578	14.1%

Specialty (a)	Treaty Reinsurance	43,815	8.4%	49,235	13.2%	511,315	20.4%	555,837	24.1%
	Facultative Reinsurance	22,975	4.4%	22,522	6.0%	61,225	2.4%	65,643	2.9%
	Direct Insurance	110,273	21.1%	50,664	13.6%	338,028	13.5%	166,321	7.2%
		177,063	33.9%	122,421	32.8%	910,568	36.3%	787,801	34.2%

Liability (b)	Direct Insurance	68,358	13.0%	61,503	16.5%	196,128	7.8%	170,789	7.4%
		68,358	13.0%	61,503	16.5%	196,128	7.8%	170,789	7.4%

Total	Treaty Reinsurance	189,723	36.2%	107,585	28.9%	1,457,755	58.1%	1,444,687	62.5%
	Facultative Reinsurance	61,325	11.8%	65,722	17.6%	211,318	8.4%	225,457	9.8%
	Direct Insurance	272,808	52.0%	199,111	53.5%	838,542	33.5%	639,107	27.7%
		$523,856	100.0%	$372,418	100.0%	$2,507,615	100.0%	$2,309,251	100.0%

Total	Reinsurance	189,723	36.2%	107,585	28.9%	1,457,755	58.1%	1,444,687	62.5%
	Insurance (c)	334,133	63.8%	264,833	71.1%	1,049,860	41.9%	864,564	37.5%
		$523,856	100.0%	$372,418	100.0%	$2,507,615	100.0%	$2,309,251	100.0%
Notes:

(a)
For the Validus Re segment, Specialty includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and Accident & Health. For the Talbot segment, Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political lines includes War, Political Risk and Political Violence. For the Western World segment, Specialty includes Agriculture. For the AlphaCat segment, Specialty includes Agriculture, Composite and Workers' Compensation.

(b)	For the Western World segment, the Liability class includes general liability, professional liability, products liability and miscellaneous malpractice.

(c)	Insurance includes facultative reinsurance and direct insurance.

Validus Holdings, Ltd.
Gross Premiums Written by Segment by Class of Business
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Validus Re
Property - Cat XOL (a)	$99,681	$152,234	$139,244	$1,150	$33,032	$391,159	$344,359
Property - Per Risk XOL	11,899	2,050	12,023	238	10,525	25,972	26,584
Property - Proportional (b)	6,077	20,475	52,437	9,145	10,204	78,989	91,489
Marine	1,226	14,557	100,548	(4,178)	(4,533)	116,331	109,876
Aerospace & Aviation	334	5,446	10,497	(1,574)	888	16,277	20,814
Agriculture	449	22,061	152,447	(9,681)	8,625	174,957	252,861
Casualty	8,890	39,126	24,510	31,991	7,539	72,526	54,116
Composite	7,170	17,349	34,090	2,281	8,932	58,609	56,963
Financial	9,714	13,101	25,090	10,163	9,565	47,905	36,088
Technical Lines	3,207	4,959	4,182	629	4,100	12,348	11,905
Terrorism	732	(117)	8,827	(2,116)	2,116	9,442	13,056
Trade Credit	(8)	50	44,154	28	(647)	44,196	38,251
Workers' Compensation	3,084	2,200	1,633	732	3,230	6,917	7,332
Other Specialty (c)	1,435	3,506	10,840	27	1,165	15,781	8,525
Total Validus Re Segment	153,890	296,997	620,522	38,835	94,741	1,071,409	1,072,219
AlphaCat
Property - Cat XOL (a)	22,013	99,318	159,765	(264)	3,933	281,096	261,050
Agriculture	1,936	4,020	(35)	4	77	5,921	2,875
Composite	2,872	2,362	4,788	—	—	10,022	5,518
Workers' Compensation	392	(18)	408	(4)	403	782	1,223
Total AlphaCat Segment	27,213	105,682	164,926	(264)	4,413	297,821	270,666
Talbot
Property	50,854	58,760	59,591	46,499	44,982	169,205	176,389
Downstream Energy and Power	17,994	29,765	13,669	24,872	19,319	61,428	69,325
Marine	39,167	74,308	77,318	39,635	48,093	190,793	222,305
Accident & Health	4,411	5,176	5,910	4,929	4,170	15,497	24,397
Aviation, Direct	11,981	7,595	8,498	16,398	10,241	28,074	24,833
Aviation Treaty	4,384	19,875	10,797	3,355	4,810	35,056	40,227
Contingency	3,615	6,988	3,964	14,160	6,183	14,567	21,252
Financial Lines	17,079	13,211	12,767	15,308	13,594	43,057	35,172
Political Lines (d)	43,398	46,799	54,661	53,488	38,282	144,858	138,158
Total Talbot Segment	192,883	262,477	247,175	218,644	189,674	702,535	752,058
Western World
Property	36,359	38,967	28,136	29,039	23,757	103,462	65,401
Liability (e)	68,358	68,162	59,608	57,991	61,503	196,128	170,789
Agriculture	51,800	23,939	84,299	—	—	160,038	—
Total Western World Segment	156,517	131,068	172,043	87,030	85,260	459,628	236,190
Intersegment Revenue
Property	(6,769)	(395)	(6,886)	(6,239)	(1,284)	(14,050)	(10,514)
Marine	(66)	(231)	(3,169)	1,621	466	(3,466)	(5,603)
Specialty	188	(2,696)	(3,754)	(173)	(852)	(6,262)	(5,765)
Total Intersegment Revenue Eliminated	(6,647)	(3,322)	(13,809)	(4,791)	(1,670)	(23,778)	(21,882)
Total Gross Premiums Written	$523,856	$792,902	$1,190,857	$339,454	$372,418	$2,507,615	$2,309,251
Notes:

(a)	Property Cat XOL is comprised of Catastrophe XOL, Aggregate XOL, Reinstatement Premium Protection. Per Event XOL, Second Event and Third Event covers.

(b)	Proportional is comprised of Quota Share and Surplus Share cover.

(c)	Other Specialty includes Contingency, Crisis Management and Life and Accident & Health.

(d)	Political Lines includes War, Political Risk and Political Violence.

(e)	Liability includes general liability, professional liability, products liability and miscellaneous malpractice.

Validus Holdings, Ltd.
Consolidated Analysis of Reserves for Losses and Loss Expenses
(Expressed in thousands of U.S. Dollars, except share and per share information)

	September 30, 2017			December 31, 2016
	Reserve for losses and loss expenses	Loss reserves recoverable	Net	Reserve for losses and loss expenses	Loss reserves recoverable	Net
Property (a)	$2,410,605	$832,380	$1,578,225	$830,672	$107,573	$723,099
Marine	842,391	185,146	657,245	861,459	154,001	707,458
Specialty (b)	1,118,963	238,712	880,251	732,907	81,547	651,360
Liability (c)	563,678	78,778	484,900	570,157	87,300	482,857
Total	$4,935,637	$1,335,016	$3,600,621	$2,995,195	$430,421	$2,564,774

	September 30, 2017			December 31, 2016
	Case Reserves	IBNR	Reserve for losses and loss expenses	Case Reserves	IBNR	Reserve for losses and loss expenses
Property (a)	$464,050	$1,946,555	$2,410,605	$390,141	$440,531	$830,672
Marine	341,920	500,471	842,391	389,614	471,845	861,459
Specialty (b)	276,713	842,250	1,118,963	259,251	473,656	732,907
Liability (c)	188,897	374,781	563,678	198,766	371,391	570,157
Total	$1,271,580	$3,664,057	$4,935,637	$1,237,772	$1,757,423	$2,995,195

% of Total	25.8%	74.2%	100.0%	41.3%	58.7%	100.0%
Notes:

(a)	For the Talbot segment, Property includes Downstream Energy and Power.

(b)
For the Validus Re segment, Specialty includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and Accident & Health. For the Talbot segment, Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political lines includes War, Political Risk and Political Violence. For the Western World segment, Specialty includes Agriculture. For the AlphaCat segment, Specialty includes Agriculture, Composite and Workers' Compensation.

(c)	Liability includes general liability, professional liability, products liability and miscellaneous malpractice.

Validus Holdings, Ltd.
Consolidated Losses and Loss Ratios by Segment
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	September 30, 2017						September 30, 2016
	Validus Re	AlphaCat	Talbot	Western World	Eliminations	Total	Validus Re	AlphaCat	Talbot	Western World	Eliminations	Total
Gross reserves at period beginning	$1,139,401	$46,483	$1,393,639	$788,063	$(62,395)	$3,305,191	$1,240,393	$34,111	$1,322,793	$588,152	$(62,732)	$3,122,717
Loss reserves recoverable	(101,926)	—	(364,658)	(196,018)	62,395	(600,207)	(111,015)	—	(308,686)	(86,018)	62,732	(442,987)
Net reserves at period beginning	1,037,475	46,483	1,028,981	592,045	—	2,704,984	1,129,378	34,111	1,014,107	502,134	—	2,679,730

Incurred losses - current year	395,621	574,220	202,054	157,771	—	1,329,666	131,458	4,642	128,551	46,628	—	311,279
Change in prior accident years	(48,137)	(3,251)	(23,614)	(62)	—	(75,064)	(33,033)	(281)	(18,691)	(880)	—	(52,885)
Total net incurred losses	347,484	570,969	178,440	157,709	—	1,254,602	98,425	4,361	109,860	45,748	—	258,394
Foreign exchange	7,140	292	6,309	—	—	13,741	3,915	(121)	(5,294)	—	—	(1,500)
Paid losses - current year	(74,457)	(58)	(37,318)	(79,779)	—	(191,612)	(123,677)	(1,172)	(41,771)	(12,087)	—	(178,707)
Paid losses - prior years	(60,532)	(1,471)	(77,476)	(41,615)	—	(181,094)	(73,880)	(35)	(56,449)	(36,175)	—	(166,539)
Total net paid losses	(134,989)	(1,529)	(114,794)	(121,394)	—	(372,706)	(197,557)	(1,207)	(98,220)	(48,262)	—	(345,246)

Net reserves at period end	1,257,110	616,215	1,098,936	628,360	—	3,600,621	1,034,161	37,144	1,020,453	499,620	—	2,591,378
Loss reserves recoverable	589,963	60,000	430,399	317,489	(62,835)	1,335,016	113,121	—	304,216	89,225	(61,953)	444,609
Gross reserves at period end	$1,847,073	$676,215	$1,529,335	$945,849	$(62,835)	$4,935,637	$1,147,282	$37,144	$1,324,669	$588,845	$(61,953)	$3,035,987

Net premiums earned	$267,047	$101,636	$179,612	$174,913		$723,208	$228,479	$65,443	$199,055	$70,798		$563,775

Current year loss ratio	148.1%	565.0%	112.4%	90.2%		183.9%	57.6%	7.1%	64.6%	65.8%		55.2%
Prior accident years adjustments	-18.0%	-3.2%	-13.1%	—%		-10.4%	-14.5%	-0.4%	-9.4%	-1.2%		-9.4%
Net loss ratio (a)	130.1%	561.8%	99.3%	90.2%		173.5%	43.1%	6.7%	55.2%	64.6%		45.8%

Paid to incurred	38.8%	0.3%	64.3%	77.0%		29.7%	200.7%	27.7%	89.4%	105.5%		133.6%

	At or for the Nine Months Ended
	September 30, 2017						September 30, 2016
	Validus Re	AlphaCat	Talbot	Western World	Eliminations	Total	Validus Re	AlphaCat	Talbot	Western World	Eliminations	Total
Gross reserves at period beginning	$1,116,753	$48,534	$1,301,517	$589,500	$(61,109)	$2,995,195	$1,146,869	$11,013	$1,302,635	$600,331	$(64,281)	$2,996,567
Loss reserves recoverable	(98,005)	—	(306,038)	(87,487)	61,109	(430,421)	(36,055)	—	(293,662)	(85,150)	64,281	(350,586)
Net reserves at period beginning	1,018,748	48,534	995,479	502,013	—	2,564,774	1,110,814	11,013	1,008,973	515,181	—	2,645,981

Net reserves acquired	—	—	—	23,753	—	23,753	—	—	—	—	—	—

Incurred losses - current year	638,339	584,651	446,545	330,386	—	1,999,921	403,026	29,253	389,010	138,087	—	959,376
Change in prior accident years	(100,016)	(10,521)	(68,304)	(744)	—	(179,585)	(89,594)	(1,608)	(69,739)	(8,464)	—	(169,405)
Total net incurred losses	538,323	574,130	378,241	329,642	—	1,820,336	313,432	27,645	319,271	129,623	—	789,971
Foreign exchange	27,734	1,073	17,467	—	—	46,274	16,016	(186)	(23,424)	—	—	(7,594)
Paid losses - current year	(84,683)	(58)	(59,824)	(97,503)	—	(242,068)	(133,736)	(1,172)	(79,206)	(26,248)	—	(240,362)
Paid losses - prior years	(243,012)	(7,464)	(232,427)	(129,545)	—	(612,448)	(272,365)	(156)	(205,161)	(118,936)	—	(596,618)
Total net paid losses	(327,695)	(7,522)	(292,251)	(227,048)	—	(854,516)	(406,101)	(1,328)	(284,367)	(145,184)	—	(836,980)

Net reserves at period end	1,257,110	616,215	1,098,936	628,360	—	3,600,621	1,034,161	37,144	1,020,453	499,620	—	2,591,378
Loss reserves recoverable	589,963	60,000	430,399	317,489	(62,835)	1,335,016	113,121	—	304,216	89,225	(61,953)	444,609
Gross reserves at period end	$1,847,073	$676,215	$1,529,335	$945,849	$(62,835)	$4,935,637	$1,147,282	$37,144	$1,324,669	$588,845	$(61,953)	$3,035,987

Net premiums earned	$726,066	$234,115	$566,551	$402,879		$1,929,611	$719,432	$183,985	$607,396	$197,953		$1,708,766

Current year loss ratio	87.9%	249.7%	78.9%	82.0%		103.6%	56.1%	15.9%	64.1%	69.8%		56.1%
Prior accident years adjustments	-13.8%	-4.5%	-12.1%	-0.2%		-9.3%	-12.5%	-0.9%	-11.5%	-4.3%		-9.9%
Net loss ratio (a)	74.1%	245.2%	66.8%	81.8%		94.3%	43.6%	15.0%	52.6%	65.5%		46.2%

Paid to incurred	60.9%	1.3%	77.3%	68.9%		46.9%	129.6%	4.8%	89.1%	112.0%		106.0%

(a)
Excluding the AlphaCat segment, which includes results attributable to AlphaCat’s third party investors and noncontrolling interests, the loss ratios for the three and nine months ended September 30, 2017 were 110.0% and 73.5%, respectively.

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Validus Re
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	September 30, 2017				September 30, 2016
	Property	Marine	Specialty (a)	Total	Property	Marine	Specialty (a)	Total
Gross reserves at period beginning	$445,610	$315,716	$378,075	$1,139,401	$550,427	$368,432	$321,534	$1,240,393
Loss reserves recoverable	(32,190)	(65,870)	(3,866)	(101,926)	(53,758)	(54,020)	(3,237)	(111,015)
Net reserves at period beginning	413,420	249,846	374,209	1,037,475	496,669	314,412	318,297	1,129,378

Incurred losses - current year	275,356	49,058	71,207	395,621	29,760	21,733	79,965	131,458
Change in prior accident years	(26,372)	(7,105)	(14,660)	(48,137)	(19,736)	(8,504)	(4,793)	(33,033)
Total net incurred losses	248,984	41,953	56,547	347,484	10,024	13,229	75,172	98,425

Foreign exchange	4,873	789	1,478	7,140	3,355	129	431	3,915

Paid losses - current year	(5,225)	(690)	(68,542)	(74,457)	(4,755)	(4,135)	(114,787)	(123,677)
Paid losses - prior years	(25,587)	(28,000)	(6,945)	(60,532)	(57,940)	(11,654)	(4,286)	(73,880)
Total net paid losses	(30,812)	(28,690)	(75,487)	(134,989)	(62,695)	(15,789)	(119,073)	(197,557)

Net reserves at period end	636,465	263,898	356,747	1,257,110	447,353	311,981	274,827	1,034,161
Loss reserves recoverable	463,109	120,580	6,274	589,963	55,920	53,463	3,738	113,121
Gross reserves at period end	$1,099,574	$384,478	$363,021	$1,847,073	$503,273	$365,444	$278,565	$1,147,282

Net premiums earned	$134,509	$24,957	$107,581	$267,047	$93,694	$21,157	$113,628	$228,479

Current year loss ratio	204.7%	196.6%	66.2%	148.1%	31.8%	102.7%	70.4%	57.6%
Prior accident years adjustments	-19.6%	-28.5%	-13.6%	-18.0%	-21.1%	-40.2%	-4.2%	-14.5%
Net loss ratio	185.1%	168.1%	52.6%	130.1%	10.7%	62.5%	66.2%	43.1%

Paid to incurred	12.4%	68.4%	133.5%	38.8%	NM	119.4%	158.4%	200.7%

	At or for the Nine Months Ended
	September 30, 2017				September 30, 2016
	Property	Marine	Specialty (a)	Total	Property	Marine	Specialty (a)	Total
Gross reserves at period beginning	$464,719	$356,305	$295,729	$1,116,753	$556,204	$325,299	$265,366	$1,146,869
Loss reserves recoverable	(42,873)	(52,970)	(2,162)	(98,005)	(23,109)	(8,993)	(3,953)	(36,055)
Net reserves at period beginning	421,846	303,335	293,567	1,018,748	533,095	316,306	261,413	1,110,814

Incurred losses - current year	336,635	80,039	221,665	638,339	110,674	55,528	236,824	403,026
Change in prior accident years	(30,614)	(38,847)	(30,555)	(100,016)	(52,036)	(14,967)	(22,591)	(89,594)
Total net incurred losses	306,021	41,192	191,110	538,323	58,638	40,561	214,233	313,432

Foreign exchange	21,457	2,485	3,792	27,734	15,294	161	561	16,016

Paid losses - current year	(9,447)	(1,486)	(73,750)	(84,683)	(7,023)	(5,159)	(121,554)	(133,736)
Paid losses - prior years	(103,412)	(81,628)	(57,972)	(243,012)	(152,651)	(39,888)	(79,826)	(272,365)
Total net paid losses	(112,859)	(83,114)	(131,722)	(327,695)	(159,674)	(45,047)	(201,380)	(406,101)

Net reserves at period end	636,465	263,898	356,747	1,257,110	447,353	311,981	274,827	1,034,161
Loss reserves recoverable	463,109	120,580	6,274	589,963	55,920	53,463	3,738	113,121
Gross reserves at period end	$1,099,574	$384,478	$363,021	$1,847,073	$503,273	$365,444	$278,565	$1,147,282

Net premiums earned	$327,634	$78,626	$319,806	$726,066	$301,074	$87,125	$331,233	$719,432

Current year loss ratio	102.7%	101.8%	69.3%	87.9%	36.8%	63.7%	71.5%	56.1%
Prior accident years adjustments	-9.3%	-49.4%	-9.5%	-13.8%	-17.3%	-17.1%	-6.8%	-12.5%
Net loss ratio	93.4%	52.4%	59.8%	74.1%	19.5%	46.6%	64.7%	43.6%

Paid to incurred	36.9%	201.8%	68.9%	60.9%	272.3%	111.1%	94.0%	129.6%
Notes:

(a)
Specialty includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and Accident & Health.

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Talbot
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	September 30, 2017				September 30, 2016
	Property (a)	Marine	Specialty (a)	Total	Property (a)	Marine	Specialty (a)	Total
Gross reserves at period beginning	$417,846	$470,769	$505,024	$1,393,639	$313,789	$524,411	$484,593	$1,322,793
Loss reserves recoverable	(156,969)	(92,039)	(115,650)	(364,658)	(93,048)	(115,892)	(99,746)	(308,686)
Net reserves at period beginning	260,877	378,730	389,374	1,028,981	220,741	408,519	384,847	1,014,107

Incurred losses - current year	107,908	55,211	38,935	202,054	42,759	42,623	43,169	128,551
Change in prior accident years	(8,752)	(2,737)	(12,125)	(23,614)	(2,429)	(4,547)	(11,715)	(18,691)
Total net incurred losses	99,156	52,474	26,810	178,440	40,330	38,076	31,454	109,860

Foreign exchange	1,464	1,804	3,041	6,309	(1,375)	(1,465)	(2,454)	(5,294)

Paid losses - current year	(23,785)	(7,920)	(5,613)	(37,318)	(16,367)	(7,786)	(17,618)	(41,771)
Paid losses - prior years	(22,476)	(31,741)	(23,259)	(77,476)	(14,035)	(20,499)	(21,915)	(56,449)
Total net paid losses	(46,261)	(39,661)	(28,872)	(114,794)	(30,402)	(28,285)	(39,533)	(98,220)

Net reserves at period end	315,236	393,347	390,353	1,098,936	229,294	416,845	374,314	1,020,453
Loss reserves recoverable	241,271	80,099	109,029	430,399	89,398	117,217	97,601	304,216
Gross reserves at period end	$556,507	$473,446	$499,382	$1,529,335	$318,692	$534,062	$471,915	$1,324,669

Net premiums earned	$47,881	$51,558	$80,173	$179,612	$57,269	$64,236	$77,550	$199,055

Current year loss ratio	225.4%	107.1%	48.5%	112.4%	74.7%	66.4%	55.7%	64.6%
Prior accident years adjustments	-18.3%	-5.3%	-15.1%	-13.1%	-4.3%	-7.1%	-15.1%	-9.4%
Net loss ratio	207.1%	101.8%	33.4%	99.3%	70.4%	59.3%	40.6%	55.2%

Paid to incurred	46.7%	75.6%	107.7%	64.3%	75.4%	74.3%	125.7%	89.4%

	At or for the Nine Months Ended
	September 30, 2017				September 30, 2016
	Property (a)	Marine	Specialty (a)	Total	Property (a)	Marine	Specialty (a)	Total
Gross reserves at period beginning	$334,525	$529,800	$437,192	$1,301,517	$328,526	$501,477	$472,632	$1,302,635
Loss reserves recoverable	(93,774)	(125,677)	(86,587)	(306,038)	(109,502)	(95,494)	(88,666)	(293,662)
Net reserves at period beginning	240,751	404,123	350,605	995,479	219,024	405,983	383,966	1,008,973

Incurred losses - current year	196,270	118,580	131,695	446,545	127,610	124,616	136,784	389,010
Change in prior accident years	(19,980)	(35,789)	(12,535)	(68,304)	(30,969)	(10,511)	(28,259)	(69,739)
Total net incurred losses	176,290	82,791	119,160	378,241	96,641	114,105	108,525	319,271

Foreign exchange	3,868	5,041	8,558	17,467	(3,946)	(7,344)	(12,134)	(23,424)

Paid losses - current year	(31,921)	(11,583)	(16,320)	(59,824)	(26,281)	(25,768)	(27,157)	(79,206)
Paid losses - prior years	(73,752)	(87,025)	(71,650)	(232,427)	(56,144)	(70,131)	(78,886)	(205,161)
Total net paid losses	(105,673)	(98,608)	(87,970)	(292,251)	(82,425)	(95,899)	(106,043)	(284,367)

Net reserves at period end	315,236	393,347	390,353	1,098,936	229,294	416,845	374,314	1,020,453
Loss reserves recoverable	241,271	80,099	109,029	430,399	89,398	117,217	97,601	304,216
Gross reserves at period end	$556,507	$473,446	$499,382	$1,529,335	$318,692	$534,062	$471,915	$1,324,669

Net premiums earned	$158,471	$168,992	$239,088	$566,551	$173,124	$208,029	$226,243	$607,396

Current year loss ratio	123.8%	70.2%	55.0%	78.9%	73.7%	59.9%	60.5%	64.1%
Prior accident years adjustments	-12.6%	-21.2%	-5.2%	-12.1%	-17.9%	-5.0%	-12.5%	-11.5%
Net loss ratio	111.2%	49.0%	49.8%	66.8%	55.8%	54.9%	48.0%	52.6%

Paid to incurred	59.9%	119.1%	73.8%	77.3%	85.3%	84.0%	97.7%	89.1%
Notes:

(a)
Property includes Downstream Energy and Power. Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political Lines includes War, Political Risk and Political Violence.

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Western World
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	September 30, 2017				September 30, 2016
	Property	Liability (a)	Specialty (b)	Total	Property	Liability (a)	Specialty (b)	Total
Gross reserves at period beginning	$25,141	$565,790	$197,132	$788,063	$14,235	$573,917	$—	$588,152
Loss reserves recoverable	(2,841)	(83,400)	(109,777)	(196,018)	(241)	(85,777)	—	(86,018)
Net reserves at period beginning	22,300	482,390	87,355	592,045	13,994	488,140	—	502,134

Incurred losses - current year	28,622	44,310	84,839	157,771	10,157	36,471	—	46,628
Change in prior accident years	464	(526)	—	(62)	(553)	(327)	—	(880)
Total net incurred losses	29,086	43,784	84,839	157,709	9,604	36,144	—	45,748

Paid losses - current year	(14,337)	(3,143)	(62,299)	(79,779)	(9,354)	(2,733)	—	(12,087)
Paid losses - prior years	(3,484)	(38,131)	—	(41,615)	(1,187)	(34,988)	—	(36,175)
Total net paid losses	(17,821)	(41,274)	(62,299)	(121,394)	(10,541)	(37,721)	—	(48,262)

Net reserves at period end	33,565	484,900	109,895	628,360	13,057	486,563	—	499,620
Loss reserves recoverable	105,822	78,778	132,889	317,489	2,686	86,539	—	89,225
Gross reserves at period end	$139,387	$563,678	$242,784	$945,849	$15,743	$573,102	$—	$588,845

Net premiums earned	$14,693	$61,463	$98,757	$174,913	$16,698	$54,100	$—	$70,798

Current year loss ratio	194.8%	72.1%	85.9%	90.2%	60.8%	67.4%	—%	65.8%
Prior accident years adjustments	3.2%	-0.9%	—%	—%	-3.3%	-0.6%	—%	-1.2%
Net loss ratio	198.0%	71.2%	85.9%	90.2%	57.5%	66.8%	—%	64.6%

Paid to incurred	61.3%	94.3%	73.4%	77.0%	109.8%	104.4%	—%	105.5%

	At or for the Nine Months Ended
	September 30, 2017				September 30, 2016
	Property	Liability (a)	Specialty (b)	Total	Property	Liability (a)	Specialty (b)	Total
Gross reserves at period beginning	$19,343	$570,157	$—	$589,500	$12,508	$587,823	$—	$600,331
Loss reserves recoverable	(187)	(87,300)	—	(87,487)	(63)	(85,087)	—	(85,150)
Net reserves at period beginning	19,156	482,857	—	502,013	12,445	502,736	—	515,181

Net reserves acquired	—	—	23,753	23,753	—	—	—	—

Incurred losses - current year	58,503	123,442	148,441	330,386	31,411	106,676	—	138,087
Change in prior accident years	(2,838)	2,094	—	(744)	(2,576)	(5,888)	—	(8,464)
Total net incurred losses	55,665	125,536	148,441	329,642	28,835	100,788	—	129,623

Paid losses - current year	(27,478)	(7,726)	(62,299)	(97,503)	(20,747)	(5,501)	—	(26,248)
Paid losses - prior years	(13,778)	(115,767)	—	(129,545)	(7,476)	(111,460)	—	(118,936)
Total net paid losses	(41,256)	(123,493)	(62,299)	(227,048)	(28,223)	(116,961)	—	(145,184)

Net reserves at period end	33,565	484,900	109,895	628,360	13,057	486,563	—	499,620
Loss reserves recoverable	105,822	78,778	132,889	317,489	2,686	86,539	—	89,225
Gross reserves at period end	$139,387	$563,678	$242,784	$945,849	$15,743	$573,102	$—	$588,845

Net premiums earned	$57,885	$175,407	$169,587	$402,879	$43,070	$154,883	$—	$197,953

Current year loss ratio	101.1%	70.4%	87.5%	82.0%	72.9%	68.9%	—%	69.8%
Prior accident years adjustments	-4.9%	1.2%	—%	-0.2%	-6.0%	-3.8%	—%	-4.3%
Net loss ratio	96.2%	71.6%	87.5%	81.8%	66.9%	65.1%	—%	65.5%

Paid to incurred	74.1%	98.4%	42.0%	68.9%	97.9%	116.0%	—%	112.0%
Notes:

(a)	Liability includes general liability, professional liability, products liability and miscellaneous malpractice.

(b)	Specialty includes agriculture premiums written through CRS.

Validus Holdings, Ltd.
Analysis of Loss Ratios by Segment
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Validus Re Segment
Current period - excluding items below	45.7%	50.0%	47.6%	47.5%	53.1%	47.7%	47.6%
Current period - notable loss events	102.4%	0.0%	0.0%	9.1%	0.0%	37.6%	2.5%
Current period - non-notable loss events	0.0%	3.1%	5.0%	0.0%	4.5%	2.6%	6.0%
Change in prior accident years	(18.0)%	(9.6)%	(13.2)%	(12.9)%	(14.5)%	(13.8)%	(12.5)%
Net loss ratio	130.1%	43.5%	39.4%	43.7%	43.1%	74.1%	43.6%
AlphaCat Segment
Current period - excluding items below	13.0%	7.3%	8.5%	3.3%	5.6%	10.1%	8.1%
Current period - notable loss events	552.0%	0.0%	0.0%	24.2%	1.5%	239.6%	4.5%
Current period - non-notable loss events	0.0%	0.0%	0.0%	0.2%	0.0%	0.0%	3.3%
Change in prior accident years	(3.2)%	(5.7)%	(5.3)%	(1.7)%	(0.4)%	(4.5)%	(0.9)%
Net loss ratio	561.8%	1.6%	3.2%	26.0%	6.7%	245.2%	15.0%
Talbot Segment
Current period - excluding items below	66.9%	57.0%	64.9%	62.6%	58.9%	63.0%	58.8%
Current period - notable loss events	45.5%	0.0%	0.0%	7.1%	0.0%	14.4%	1.9%
Current period - non-notable loss events	0.0%	0.0%	4.5%	0.1%	5.7%	1.5%	3.4%
Change in prior accident years	(13.1)%	(8.3)%	(14.8)%	(9.2)%	(9.4)%	(12.1)%	(11.5)%
Net loss ratio	99.3%	48.7%	54.6%	60.6%	55.2%	66.8%	52.6%
Western World Segment (b)
Current period - excluding items below	84.5%	74.6%	77.2%	68.3%	65.8%	79.5%	69.5%
Current period - notable loss events	5.7%	0.0%	0.0%	4.5%	0.0%	2.5%	0.0%
Current period - non-notable loss events	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.3%
Change in prior accident years	0.0%	(0.4)%	(0.2)%	(0.9)%	(1.2)%	(0.2)%	(4.3)%
Net loss ratio	90.2%	74.2%	77.0%	72.0%	64.6%	81.8%	65.5%
Consolidated (c)
Current period - excluding items below	55.8%	52.6%	54.1%	49.8%	51.2%	54.2%	49.8%
Current period - notable loss events	128.1%	0.0%	0.0%	9.7%	0.2%	48.0%	2.2%
Current period - non-notable loss events	0.0%	1.2%	3.4%	0.1%	3.8%	1.4%	4.1%
Change in prior accident years	(10.4)%	(6.9)%	(10.6)%	(8.7)%	(9.4)%	(9.3)%	(9.9)%
Net loss ratio	173.5%	46.9%	46.9%	50.9%	45.8%	94.3%	46.2%
Notes:

(a)
For disclosure purposes, only those loss events which aggregate to over $30.0 million on a consolidated basis (“notable loss events”) are disclosed separately in the Company’s analysis of loss ratios and also included in the reserve for notable loss events table in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  In addition, loss events which aggregate to over $15.0 million but less than $30.0 million on a consolidated basis (“non-notable loss events") are incorporated into the Company’s analysis of loss ratios. Net losses and loss expenses are net of reinsurance but not net of reinstatement premiums.

(b)
On May 1, 2017, the Company acquired all of the outstanding capital stock of CRS, a primary crop insurance MGA. For segmental reporting purposes, the results of CRS have been included as the Specialty line of business within the Western World segment as of the date of acquisition.

(c)
Excluding the AlphaCat segment, which includes results attributable to AlphaCat’s third party investors, the loss ratios for the three and nine months ended September 30, 2017 were 110.0% and 73.5%, respectively.

Validus Holdings, Ltd.
Consolidated Reinsurance Recoverable Analysis
(Expressed in thousands of U.S. Dollars, except share and per share information)

Consolidated Reinsurance Recoverable at September 30, 2017
Categories	Reinsurance Recoverable (a)%		Top 10 Reinsurers	Rating (b)	Reinsurance Recoverable (a)%
Top 10 reinsurers	$1,208,003	85.5%	Fully collateralized reinsurers	NR	$564,714	40.0%
Other reinsurers' balances > $1 million	198,774	14.1%	Munich Re	AA-	164,131	11.6%
Other reinsurers' balances < $1 million	5,969	0.4%	Everest Re	A+	95,759	6.8%
Total	$1,412,746	100.0%	Lloyd's Syndicates	A+	94,845	6.7%
			Swiss Re	AA-	81,921	5.8%
			Hannover Re	AA-	62,715	4.4%
			Federal Crop Insurance Corporation	(c)	49,503	3.5%
			Qatar Insurance Company	A	38,061	2.7%
			Transatlantic Re	A+	29,795	2.1%
			XL Catlin	A+	26,559	1.9%
			Total		$1,208,003	85.5%

Consolidated Reinsurance Recoverable at December 31, 2016
Categories	Reinsurance Recoverable (a)%		Top 10 Reinsurers	Rating (b)	Reinsurance Recoverable (a)%
Top 10 reinsurers	$395,308	84.9%	Lloyd's Syndicates	A+	$84,419	18.2%
Other reinsurers' balances > $1 million	66,944	14.4%	Swiss Re	AA-	84,044	18.1%
Other reinsurers' balances < $1 million	3,416	0.7%	Fully collateralized reinsurers	NR	83,088	17.8%
Total	$465,668	100.0%	Hannover Re	AA-	50,603	10.9%
			Everest Re	A+	36,912	7.9%
			Munich Re	AA-	18,214	3.9%
			Transatlantic Re	A+	10,593	2.3%
			Hamilton Re	A-	10,343	2.2%
			Toa Re	A+	9,510	2.0%
			National Indemnity Company	AA+	7,582	1.6%
			Total		$395,308	84.9%
Notes:

(a)	Reinsurance Recoverable includes Loss Reserves Recoverable and Paid Losses Recoverable.

(b)	99.1% of Reinsurance Recoverable at September 30, 2017 were from reinsurers rated A- or better by internationally recognized rating agencies or were fully collateralized.

(c)
The Company participates in a crop reinsurance program sponsored by the U.S. federal government. The Company remains obligated for amounts ceded in the event that its reinsurers or retrocessionaires do not meet their obligations, except for amounts ceded to the U.S. federal government in the agriculture line of business.

Validus Holdings, Ltd.
Consolidated Investment Portfolio Composition and Net Investment Income
(Expressed in thousands of U.S. Dollars, except share and per share information)

Investment portfolio	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Managed investments, cash and cash equivalents and restricted cash
U.S. Government and Government Agency	$595,694	$646,436	$718,025	$804,126	$837,546
Non-U.S. Government and Government Agency	290,538	292,504	258,463	240,791	248,390
States, municipalities, political subdivision	206,667	227,949	229,129	271,830	283,361
Agency residential mortgage-backed securities	828,400	783,006	653,395	679,595	657,876
Non-agency residential mortgage-backed securities	38,993	26,683	19,382	15,477	20,615
U.S. corporate	1,466,739	1,386,484	1,486,882	1,534,508	1,526,677
Non-U.S. corporate	392,242	379,480	397,989	410,227	431,632
Bank loans	464,464	552,901	567,012	570,399	587,537
Asset-backed securities	522,524	502,056	514,690	526,814	485,519
Commercial mortgage-backed securities	314,221	316,190	318,288	330,932	340,797
Total fixed maturities	5,120,482	5,113,689	5,163,255	5,384,699	5,419,950
Total short-term investments	258,646	255,516	232,955	228,386	197,803
Total other investments	471,300	448,618	443,004	405,712	394,695
Investment in investment affiliates	92,079	103,377	94,697	100,431	99,731
Cash and cash equivalents	961,539	796,476	619,810	415,419	439,192
Restricted cash	51,585	48,101	36,099	15,000	9,970
Total managed investments, cash and cash equivalents and restricted cash (a)	6,955,631	6,765,777	6,589,820	6,549,647	6,561,341
Non-managed investments, cash and cash equivalents and restricted cash
Catastrophe bonds	299,484	304,954	201,961	158,331	156,391
Short-term investments	2,734,600	2,615,837	2,552,271	2,567,784	2,283,603
Cash and cash equivalents	4,091	3,929	4,127	4,557	4,800
Restricted cash	37,818	146,938	56,448	55,956	103,078
Total non-managed investments, cash and cash equivalents and restricted cash (a)	3,075,993	3,071,658	2,814,807	2,786,628	2,547,872
Total investments, cash and cash equivalents and restricted cash	$10,031,624	$9,837,435	$9,404,627	$9,336,275	$9,109,213

	Three Months Ended					Nine Months Ended
Net investment income	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Managed investments (a)
Fixed maturities and short-term investments	$30,823	$31,212	$31,671	$29,875	$30,572	$93,706	$89,210
Other investments	7,391	7,571	6,870	7,194	11,768	21,832	20,666
Cash and cash equivalents and restricted cash	1,230	716	610	803	891	2,556	2,136
Securities lending income	3	7	13	16	22	23	39
Total gross investment income	39,447	39,506	39,164	37,888	43,253	118,117	112,051
Investment expenses	(2,356)	(1,443)	(2,972)	(2,013)	(2,182)	(6,771)	(6,208)
Total managed net investment income	$37,091	$38,063	$36,192	$35,875	$41,071	$111,346	$105,843

Annualized effective investment yield - managed investments (b)	2.23%	2.35%	2.27%	2.25%	2.58%	2.28%	2.24%

Non-managed investments
Fixed maturities and short-term investments	$3,941	$4,500	$3,060	$1,689	$1,970	$11,501	$5,242
Cash and cash equivalents and restricted cash	3,426	1,678	962	589	473	6,066	1,147
Total non-managed net investment income	7,367	6,178	4,022	2,278	2,443	17,567	6,389
Total net investment income	$44,458	$44,241	$40,214	$38,153	$43,514	$128,913	$112,232
Notes:

(a)
Managed investments represent assets governed by the Company’s investment policy statement (“IPS”) whereas, non-managed investments represent assets held in support of consolidated AlphaCat variable interest entities which are not governed by the Company’s IPS.

(b)
Annualized investment yield is calculated by dividing net investment income by the average balance of the yield bearing assets managed by our portfolio managers (including funds of high grade structured products which are included in other investments, but excluding all other investments). Average assets for the three months ended is the average of the beginning and ending quarter end asset balances. Average assets for the nine months ended is the average of the beginning, ending and intervening quarter end asset balances. Percentages for the quarter periods are annualized.

Validus Holdings, Ltd.
Consolidated Fixed Maturity Portfolio Credit Quality and Maturity Profile
(Expressed in thousands of U.S. Dollars, except share and per share information)

	September 30, 2017		December 31, 2016
Fixed maturities - Credit Quality	Fair Value	%	Fair Value	%
Managed fixed maturities
AAA	$2,349,803	43.3%	$2,405,597	43.4%
AA	437,215	8.1%	538,289	9.7%
A	1,060,849	19.6%	1,081,949	19.5%
BBB	752,808	13.9%	740,861	13.4%
Total investment grade managed fixed maturities	4,600,675	84.9%	4,766,696	86.0%
BB	177,667	3.2%	213,568	3.9%
B	156,590	2.9%	177,737	3.2%
CCC	5,286	0.1%	13,371	0.2%
NR	180,264	3.4%	213,327	3.8%
Total non-investment grade managed fixed maturities	519,807	9.6%	618,003	11.1%
Total managed fixed maturities	$5,120,482	94.5%	$5,384,699	97.1%

Non-managed catastrophe bonds
AAA	1,650	0.0%	—	0.0%
Total investment grade non-managed catastrophe bonds	1,650	0.0%	—	0.0%
BB	28,031	0.5%	29,731	0.6%
B	2,755	0.1%	4,524	0.1%
NR	267,048	4.9%	124,076	2.2%
Total non-investment grade non-managed catastrophe bonds	297,834	5.5%	158,331	2.9%
Total non-managed catastrophe bonds	$299,484	5.5%	$158,331	2.9%
Total fixed maturities	$5,419,966	100.0%	$5,543,030	100.0%

	September 30, 2017		December 31, 2016
Fixed maturities - Maturity Profile	Fair Value	%	Fair Value	%
Managed fixed maturities
Due in one year or less	$278,118	5.1%	$346,161	6.2%
Due after one year through five years	2,416,963	44.7%	2,933,146	52.9%
Due after five years through ten years	535,538	9.9%	426,647	7.7%
Due after ten years	185,725	3.4%	125,927	2.3%
	3,416,344	63.1%	3,831,881	69.1%
Asset-backed and mortgage backed securities	1,704,138	31.4%	1,552,818	28.0%
Total managed fixed maturities	5,120,482	94.5%	5,384,699	97.1%

Non-managed catastrophe bonds
Due in one year or less	88,202	1.6%	45,418	0.8%
Due after one year through five years	206,117	3.8%	111,656	2.1%
Due after five years through ten years	5,165	0.1%	1,257	0.0%
Due after ten years	—	0.0%	—	0.0%
Total non-managed catastrophe bonds	299,484	5.5%	158,331	2.9%
Total fixed maturities	$5,419,966	100.0%	$5,543,030	100.0%

Validus Holdings, Ltd.
Top Ten Exposures to Fixed Income Corporate Issuers
(Expressed in thousands of U.S. Dollars, except share and per share information)

	September 30, 2017
Issuer (a)	Fair Value (b)	S&P Rating (c)	% of Managed Investments, Cash and Cash Equivalents
JPMorgan Chase & Co.	$59,650	BBB+	0.9%
Citigroup Inc.	58,171	BBB+	0.8%
Morgan Stanley	56,445	BBB+	0.7%
Bank of America Corp.	50,634	BBB+	0.7%
Wells Fargo & Company	49,373	A	0.7%
Goldman Sachs Group	45,835	BBB+	0.7%
Bank of New York Mellon Corp.	33,147	A	0.5%
AT&T Inc.	31,882	BBB+	0.5%
British American Tobacco Plc.	28,416	BBB	0.4%
Anheuser-Busch Inbev NV	27,761	A-	0.4%
Total	$441,314		6.3%
Notes:

(a)	Issuers exclude government-backed, government-sponsored enterprises and cash and cash equivalents.

(b)
Credit exposures represent only direct exposure to fixed maturities and short-term investments of the parent issuer and its major subsidiaries. These exposures exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

(c)
Investment ratings are the median of Moody's, Standard & Poor's and Fitch, presented in Standard & Poor's equivalent rating. For investments where three ratings are unavailable, the lower of the ratings shall apply, presented in Standard & Poor's equivalent rating.

Validus Holdings, Ltd.
Capitalization
(Expressed in thousands of U.S. Dollars, except share and per share information)

Capitalization	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Senior Notes (a)	$245,513	$245,463	$245,412	$245,362	$245,311
Junior Subordinated Deferrable Debentures (JSDs) (a)	289,800	289,800	289,800	289,800	289,800
Flagstone Junior Subordinated Deferrable Debentures (JSDs) (a)	249,110	248,600	247,602	247,426	248,368
Total debt	$784,423	$783,863	$782,814	$782,588	$783,479

Redeemable noncontrolling interests	$1,133,880	$1,251,660	$1,657,630	$1,528,001	$1,559,580

Preferred shares, liquidation value (a)	$400,000	$400,000	$150,000	$150,000	$150,000
Ordinary shares, capital and surplus available to Validus common shareholders	3,554,717	3,831,355	3,784,329	3,711,507	3,738,712
Accumulated other comprehensive (loss)	(18,430)	(19,924)	(22,453)	(23,216)	(21,092)
Noncontrolling interests	78,947	415,658	330,597	165,977	222,996
Total shareholders' equity	$4,015,234	$4,627,089	$4,242,473	$4,004,268	$4,090,616

Total capitalization (b)	$5,933,537	$6,662,612	$6,682,917	$6,314,857	$6,433,675
Total capitalization available to Validus (c)	$4,720,710	$4,995,294	$4,694,690	$4,620,879	$4,651,099

Debt to total capitalization	13.2%	11.8%	11.7%	12.4%	12.2%
Debt (excluding JSDs) to total capitalization	4.1%	3.7%	3.7%	3.9%	3.8%
Debt to total capitalization available to Validus	16.6%	15.7%	16.7%	16.9%	16.8%
Debt (excluding JSDs) to total capitalization available to Validus	5.2%	4.9%	5.2%	5.3%	5.3%
Notes:

(a)
For further information regarding the Company's debt and preferred shares, refer to the Notes to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

(b)	Total capitalization equals total shareholders' equity plus redeemable noncontrolling interest, Senior Notes and Junior Subordinated Deferrable Debentures.

(c)	Total capitalization available to Validus equals total shareholders' equity less noncontrolling interests plus Senior Notes and Junior Subordinated Deferrable Debentures.

Validus Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses - As of October 1, 2017
(Expressed in thousands of U.S. Dollars, except share and per share information)

Probable Maximum Losses by Zone and Peril

		Consolidated (Validus Re, Talbot and Western World) Estimated Net Loss
Zones	Perils	20 year return period	50 year return period	100 year return period	250 year return period	Validus Re Net Maximum Zonal Aggregate (a)
United States	Hurricane	$272,688	$531,267	$755,747	$1,002,419	$1,769,395
California	Earthquake	70,238	193,206	367,941	622,943	1,622,881
Europe	Windstorm	87,734	194,143	402,578	689,535	1,444,805
Japan	Earthquake	56,205	146,415	199,550	314,354	1,019,641
Japan	Typhoon	73,039	153,150	262,024	371,557	953,033
Notes:

(a)	Validus Re net maximum zonal aggregate includes Validus share of AlphaCat limits, excludes Western World and the limits supported by the Funds at Lloyds ("FAL") provided by Validus Re.

Net loss estimates and zonal aggregates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries.  The estimates set forth above are based on an Occurrence basis on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties  and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses.

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions.  These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models.  Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification.  The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company's business. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact the Company.

Validus Holdings, Ltd.
Estimated Exposures to Specified Loss Scenarios - As of July 1, 2017
(Expressed in millions of U.S. Dollars, except share and per share information)

Consolidated (Validus Re, Talbot and Western World) Realistic Disaster Scenarios ("RDS")

Type	Catastrophe Scenarios		Estimated Consolidated (Validus Re, Talbot and Western World) Net Loss	% of latest 12 Months Consolidated Net Premiums Earned
Marine	Loss of major complex	Total loss to all platforms and bridge links of a major oil complex	$173.3	7.0%
Marine	Major cruise vessel incident	US-owned cruise vessel sunk or severely damaged	147.3	6.0%
Marine	Marine collision	Fully laden tanker collides with a cruise vessel in US waters	111.6	4.5%
Political Risks	South East Asia	Chinese economy has a "hard landing" with sharp fall in growth rates; regional contagion	177.4	7.2%
Political Risks	Russia	The Russian corporate sector struggles to deal with the effects of crashing commodity and stock prices	62.2	2.5%
Political Risks	Turkey	Severe economic crisis in Turkey due to political upheaval	50.1	2.0%
Political Risks	Nigeria	Severe economic, political and social crisis in Nigeria leads to widespread civil unrest	49.8	2.0%
Political Risks	Middle East	US and Iran escalate into military confrontation; regional contagion	88.2	3.6%
Aviation	Aviation collision	Collision of two aircraft over a major city	34.0	1.4%
Satellite	Solar flare	Large single or sequence of proton flares results in loss to all satellites in synchronous orbit	54.7	2.2%
Satellite	Generic defect	Undetected defect in a number of operational satellites causing major loss	29.4	1.2%
Terrorism	Rockefeller Center	Midtown Manhattan suffers a 2-tonne conventional bomb blast	96.2	3.9%
Terrorism	One World Trade Center	Lower Manhattan suffers a 2-tonne conventional bomb blast	45.3	1.8%
Liability	Professional lines	Failure or collapse of a major corporation	42.4	1.7%
Liability	Professional lines	UK pensions mis-selling	19.1	0.8%
Cyber	Major data security breach	Simultaneous cyber-attacks on organizations within one industrial sector; loss of customer data	74.6	3.0%

The Company has presented RDS for non-natural catastrophe events. Twice yearly, Lloyd's syndicates' including the Company's Talbot Syndicate 1183 are required to provide details of their potential exposures to specific disaster scenarios. Lloyd’s makes its updated RDS guidance available to the market annually. The RDS scenario specification document for 2016 can be accessed at the RDS part of the Lloyd's public website: http://www.lloyds.com/the-market/tools-and-resources/research/exposure-management/realistic-disaster-scenarios.

The Consolidated Net Premiums Earned used in the calculation represent the latest 12 months of net premiums earned up to September 30, 2017.

Modeling catastrophe threat scenarios is a complex exercise involving numerous variables and is inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses incurred by the Company to differ materially from those expressed above. Should an event occur, the modeled outcomes may prove inadequate, possibly materially so. This may occur for a number of reasons including, legal requirements, model deficiency, non-modeled risks or data inaccuracies.

A modeled outcome of net loss from a single event also relies in significant part on the reinsurance and retrocession arrangements in place, or expected to be in place at the time of the analysis, and may change during the year. Modeled outcomes assume that the reinsurance and retrocession in place responds as expected with minimal reinsurance failure or dispute. Reinsurance is purchased to match the original exposure as far as possible, but it is possible for there to be a mismatch or gap in cover which could result in higher than modeled losses to the Company. In addition, many parts of the reinsurance program are purchased with limited reinstatements and, therefore, the number of claims or events which may be recovered from second or subsequent events is limited. It should also be noted that renewal dates of the reinsurance program do not necessarily coincide with those of the inwards business written. Where original business is not protected by risks attaching reinsurance or retrocession programs, the programs could expire resulting in an increase in the possible net loss retained by the Company.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events. The events presented reflect a specific set of prescribed calculations and do not necessarily reflect all events that may impact the Company.